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Proxy Statement Pursuant to Section 14(a) of the Securities
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Protein Design Labs, Inc

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PROTEIN DESIGN LABS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 8, 2005

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of stockholders of Protein Design Labs, Inc., a Delaware corporation (the “Company”), to be held on June 8, 2005 at 10:00 a.m. at the W New York — Union Square Hotel, 201 Park Avenue South, New York, NY 10003, for the following purposes***:

1.	To elect two Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.

2.	To consider the approval of the 2005 Equity Incentive Plan.

3.	To consider an amendment of the 2002 Outside Directors Stock Option Plan.

4.	To consider an amendment to the Company’s Certificate of Incorporation to change the name of the Company to [***].

5.	To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2005.

6.	To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

7.	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 25, 2005 are entitled to notice of, and to vote at, this meeting and any continuation or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available during ordinary business hours at the principal office of the Company for examination by any stockholder for any purpose relating to the meeting and during the meeting at the place of the meeting for examination by any stockholder who is present.

By Order of the Board of Directors

Douglas O. Ebersole
Secretary

Fremont, California
May   , 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

***NOTE: NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, ALL PROPOSALS SET FORTH IN THIS PRELIMINARY PROXY STATEMENT REMAIN SUBJECT TO FURTHER CONSIDERATION BY THE COMPANY’S BOARD OF DIRECTORS, AND THEREFORE MAY CHANGE OR BE WITHDRAWN BEFORE THE FILING AND MAILING OF A DEFINITIVE PROXY STATEMENT. ALSO, NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, ALL SPECIFIC INFORMATION DENOTED WITH A “***” IN THIS PRELIMINARY PROXY STATEMENT AND ANY APPENDIX HEREOF REMAINS SUBJECT TO FURTHER CONSIDERATION BY THE BOARD AND WILL BE INSERTED IN THE DEFINITIVE PROXY STATEMENT IF FINALIZED BY THE BOARD.

PROXY STATEMENT
2005 ANNUAL MEETING OF STOCKHOLDERS
PROTEIN DESIGN LABS, INC.
34801 Campus Drive
Fremont, California 94555
(510) 574-1400

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of PROTEIN DESIGN LABS, INC., a Delaware corporation (the “Company”), of Proxies for use at the annual meeting of stockholders to be held on June 8, 2005, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are first being distributed to stockholders on approximately May 3, 2005. The cost of the solicitation of Proxies will be borne by the Company. The Board may use the services of the Company’s directors, officers and others to solicit Proxies, personally, by telephone or by the Internet. The Board may also arrange with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition, we have retained Morrow & Co., Inc., a proxy solicitation firm, for assistance in connection with the annual meeting at a cost of approximately $10,000 plus reasonable out-of-pocket expenses. The Annual Report to Stockholders for the fiscal year ended December 31, 2004, including financial statements, is being distributed to stockholders concurrently with the distribution of this Proxy Statement.

VOTING RIGHTS

The voting securities of the Company entitled to vote at the annual meeting consist of shares of Common Stock. Only stockholders of record at the close of business on April 25, 2005 are entitled to notice of and to vote at the annual meeting. On that date, there were [***] shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. The Company’s Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the meeting.

All registered stockholders can vote by paper Proxy or by telephone by following the instructions included with their Proxy. Stockholders whose shares of Common Stock are registered in the name of a bank or brokerage firm should follow the instructions provided by their bank or brokerage firm on voting their shares. Registered stockholders and stockholders whose shares of Common Stock are registered in the name of a bank or brokerage firm participating in the ADP Investor Communication Services online program may vote electronically through the Internet. Instructions on Internet voting and Proxy distribution are available through the Company’s website at www.pdl.com/investors. Signing and returning the Proxy or submitting the Proxy by telephone or through the Internet does not affect the right to vote in person at the annual meeting.

All shares represented by valid Proxies received prior to the annual meeting will be voted and, where a stockholder specifies by means of the Proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If an executed Proxy is submitted without any instruction for the voting of such Proxy, the Proxy will be voted in favor of the proposals described. Any stockholder giving a Proxy has the power to revoke it at any time before it is exercised, whether the Proxy was given by telephone, via the Internet or by returning the Proxy. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date, or by making an authorized Internet or telephone communication on a later date in accordance with the instructions on the enclosed Proxy. It may also be revoked by appearing at the annual meeting and electing to vote in person.

PROPOSAL ONE
NOMINATION AND ELECTION OF DIRECTORS

The Company has a classified Board of Directors consisting of three Class I, three Class II and two Class III directors who will serve until the annual meetings of stockholders to be held in 2005, 2006 and 2007, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire as of that annual meeting.

The terms of the current Class I directors will expire on the date of the upcoming annual meeting. One of those directors, George M. Gould, has announced he will not be seeking re-election to the Board at the conclusion of his term. Therefore, effective upon the expiration of the terms of the current Class I directors, the Board has decreased the number of directors to seven members, consisting of two members in each of Classes I and III and three members in Class II. Accordingly, two persons are to be elected to serve as Class I directors of the Board at the meeting. Management’s nominees for election by the stockholders to those two positions are Jon S. Saxe, Esq. and L. Patrick Gage, Ph.D., the other Class I members of the Board. If elected, the nominees will serve as directors until the Company’s annual meeting of stockholders in 2008. If any nominee(s) declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the Proxies may be voted for such substitute nominee(s) as the Board may recommend in place of such nominee(s).

If a quorum is present, the two nominees for Class I directors receiving the highest number of votes will be elected as Class I directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority, i.e., “broker non-votes,” will be counted as present in determining if a quorum is present.

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.

Certain information concerning the current directors as of April 1, 2005, including the Class I nominees to be elected at this meeting, is set forth below.

Nominee/Director	Positions with the Company	Age	Director Since
Class I directors whose terms expire at the 2005 Annual Meeting of Stockholders
George M. Gould, Esq.	Director	67	1989
Jon S. Saxe, Esq.	Director	68	1989
L. Patrick Gage, Ph.D.	Director	62	2003

Class II directors whose terms expire at the 2006 Annual Meeting of Stockholders
Karen A. Dawes	Director	53	2003
Mark McDade	Chief Executive Officer, Director	49	2002
Cary L. Queen, Ph.D.	Consultant, Director	54	1987

Class III directors whose terms expire at the 2007 Annual Meeting of Stockholders
Laurence Jay Korn, Ph.D.	Director	55	1986
Max Link, Ph.D.	Chairman of the Board, Director	64	1993

Karen A. Dawes has been a director of the Company since June 2003. She is currently Principal, Knowledgeable Decisions, LLC, a pharmaceutical consulting firm. She served from 1999 to 2003 as Senior Vice President and U.S. Business Group Head for Bayer Corporation’s U.S. Pharmaceuticals Group. Prior to joining Bayer, she was Senior Vice President, Global Strategic Marketing, at Wyeth, a pharmaceutical company (formerly known as American Home Products), where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations for Genetics Institute, Inc., which was acquired by Wyeth in January 1997, designing and implementing that company’s initial commercialization strategy to launch BeneFIX and Neumega. Ms. Dawes began her pharmaceuticals industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. There she directed launches of Glucotrol/Glucotrol XL, Zoloft, and Cardura. Ms. Dawes also serves as a director of Genaissance Pharmaceuticals, Inc.

L. Patrick Gage, Ph.D. has been a director of the Company since March 2003. In November 1989, Dr. Gage joined the Genetics Institute, Inc., a subsidiary of Wyeth, serving as Chief Operating Officer and eventually President in 1997. In 1998, Dr. Gage became President of Wyeth Research, a division of Wyeth, and from 2000 to 2002 also served as Senior Vice President, Science and Technology for Wyeth. In this capacity he served as the Chief Scientific Officer for Wyeth corporate and as advisor to the company’s Chairman and Chief Executive Officer as well as its Board of Directors. Prior to that time, Dr. Gage held various positions in research management at Hoffmann-La Roche Inc. (Roche) over an 18-year period. Dr. Gage is also a director of Neose Technologies and Serono SA, and retired as Chairman of the Dublin Molecular Medicine Centre in Ireland in June 2004. Dr. Gage is a part-time venture partner with Flagship Ventures in Cambridge, Massachusetts. He serves as the Executive Chairman of Compound Therapeutics, and as Chairman of Acceleron Pharma, both private biotechnology companies. Dr. Gage also serves as the Chair of the Science Advisory Board of Perkin Elmer Life and Analytical Sciences Company, and is a member of the Life Sciences Advisory Board of Warburg Pincus, a private equity investment company, and the Scientific Advisory Board of Functional Genetics. Dr. Gage also serves as a director of Immune Control, a private biotechnology company.

George M. Gould, Esq. has been a director of the Company since October 1989. Since June 1996, Mr. Gould has served as of counsel to the law firm of Gibbons, Del Deo, Dolan, Griffinger & Vecchione. From May 1996 to December 1996, Mr. Gould was a Senior Vice President of PharmaGenics, Inc. Prior to that time, Mr. Gould served as Vice President, Licensing & Corporate Development and Chief Patent Counsel for Roche from October 1989 to May 1996. Mr. Gould is also a director of NaPro BioTherapeutics, Inc.

Laurence Jay Korn, Ph.D. has been a director of the Company since July 1986. From July 1986 until June 2004, Dr. Korn served as Chairman of the Board and from January 1987 until April 2002, Dr. Korn also served as Chief Executive Officer. Dr. Korn continued to serve as an executive officer of the Company until June 2004. Previously, Dr. Korn headed a research laboratory and served on the faculty of the Department of Genetics at the Stanford University School of Medicine from March 1981 to December 1986. Dr. Korn received his Ph.D. from Stanford University and was a Helen Hay Whitney Postdoctoral Fellow at the Carnegie Institution of Washington and a Staff Scientist at the MRC Laboratory of Molecular Biology in Cambridge, England, before becoming an Assistant Professor at Stanford.

Max Link, Ph.D. has been a director of the Company since June 1993 and became Chairman of the Board of the Company in June 2004. Dr. Link served as Chairman and Chief Executive Officer of Centerpulse Ltd., an orthopedic products company, from March 2001 until its acquisition by Zimmer Holdings, Inc. in August 2003. He served as the Chief Executive Officer of Corange Ltd., a diagnostic and pharmaceutical company, from May 1993 to May 1994, and as the Chief Executive Officer of Boehringer Mannheim-Therapeutics, the worldwide pharmaceutical division of Corange Ltd., from October 1993 to May 1994. Dr. Link served as the Chairman of Sandoz Pharma Ltd., a pharmaceutical company, from April 1992 to April 1993, and served in various management positions at Sandoz Ltd. and Sandoz Pharmaceuticals Corporation from October 1971 to April 1992. Dr. Link also serves both as a director and an audit committee member of Access Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc., Cell Therapeutics, Inc., Discovery Laboratories, Inc., Human Genome Sciences, Inc. and Celsion Corporation.

Mark McDade has been a director of the Company since November 2002, when he joined the Company as Chief Executive Officer. From December 2000 until November 2002, he served as Chief Executive Officer of Signature BioScience, Inc., a drug discovery company. Prior to Signature, Mr. McDade co-founded and served as a director of Corixa Corporation, a developer of immunotherapeutic products. He served as Chief Operating Officer at Corixa from September 1994 through December 1998 and as President and Chief Operating Officer from January 1999 until his departure in late 2000. Prior to Corixa, Mr. McDade served as

Chief Operating Officer of Boehringer Mannheim-Therapeutics. Prior to Boehringer Mannheim-Therapeutics, he served in several positions at Sandoz Ltd., which included business development, product management and general management responsibilities. Mr. McDade currently serves on the board of directors of Valentis, Inc. and Cytokinetics, Inc. Mr. McDade earned his M.B.A. from Harvard Business School.

Cary L. Queen, Ph.D. has been a director of the Company since January 1987 and served as its Vice President, Research, from April 1989 to August 2001, and as its Senior Vice President from June 1993 until January 2004. Previously, Dr. Queen held positions at the National Institutes of Health from 1983 to 1986, where he studied the regulation of genes involved in the synthesis of antibodies. Dr. Queen received his Ph.D. in Mathematics from the University of California at Berkeley and subsequently served as an Assistant Professor of Mathematics at Cornell University.

Jon S. Saxe, Esq. has been a director of the Company since March 1989. Mr. Saxe served as a consultant to the Company from June 1993 to December 1994 and again from May 2000 until January 2002. From May 1999 to April 2000, Mr. Saxe served as Senior Advisor to our Chief Executive Officer. From January 1995 to April 1999, Mr. Saxe also served as President of the Company. He has also served as President of Saxe Associates, a biotechnology and pharmaceutical consulting firm, since May 1993. Mr. Saxe is also a director of Questcor Pharmaceuticals, Inc., First Horizon Pharmaceuticals, Inc., InSite Vision, Inc., SciClone Pharmaceuticals, Inc., ID Biomedical Corporation, Durect Corporation and several private companies.

The Board of Directors has determined that, other than Mr. McDade, Dr. Korn and Dr. Queen, each member of the Board is an independent director for purposes of the Nasdaq Marketplace Rules. Mr. McDade is an executive officer of the Company, Dr. Korn was an executive officer until June 2004, and Dr. Queen is a consultant to the Company.

Board Committees and Meetings

During the 2004 fiscal year, the Board of Directors held nine meetings. During that period, the Audit Committee of the Board held six meetings, the Compensation Committee of the Board held five meetings and the Nominating and Governance Committee (the “Nominating Committee”) held two meetings. Attendance by the directors at meetings held in the Company’s 2004 fiscal year was 95% for the Board, 100% for the Audit Committee, 86% for the Compensation Committee and 100% for the Nominating Committee. Each director currently serving attended at least 75% of the aggregate number of meetings of the Board and the committees on which each director serves.

The Audit Committee currently consists of three members, George M. Gould, Max Link and Karen Dawes. [***] was appointed to the Audit Committee to replace Mr. Gould when his term expires, effective as of the date of the 2005 annual meeting. Each of the members of the Audit Committee is independent for purposes of the Nasdaq Marketplace Rules as they apply to audit committee members. Dr. Link, who serves as chairman of the Audit Committee, is also an audit committee financial expert, as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The functions of the Audit Committee include (i) monitoring the independence and performance of the independent auditors and recommending the independent auditors to the Board, (ii) reviewing and approving the planned scope of the annual audit and the results of the annual audit, (iv) pre-approving all audit services and permissible non-audit services provided by the independent auditor, (v) reviewing the accounting and reporting principles applied by the Company in preparing its financial statements, (vi) reviewing the internal financial and accounting controls and finance and accounting personnel of the Company with the independent auditors, (vii) overseeing compliance with the Foreign Corrupt Practices Act, (viii) reviewing with management and the independent auditors, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements, (ix) reviewing and approving any transaction that may present potential for conflict of interest, such as with the Company’s officers, directors or significant stockholders, and (x) reviewing the Company’s Audit Committee charter annually and at other times as conditions dictate.

The Compensation Committee currently consists of three members, George M. Gould, Jon Saxe and Karen Dawes, each of whom is an independent director for purposes of the Nasdaq Marketplace Rules. From

January 2004 through June 2004, the Compensation Committee consisted of two members, George M. Gould and Max Link. Karen Dawes and Jon Saxe joined the Compensation Committee and Dr. Link left the Compensation Committee in July 2004. [***] was appointed to the Committee to replace Mr. Gould when his term expires, effective as of the date of the 2005 annual meeting. [***] serves as chairman of the Compensation Committee. The functions of the Compensation Committee include (i) designing and implementing competitive compensation policies to attract and retain key personnel, (ii) reviewing and formulating policy and determining or making recommendations to the Board regarding compensation of the Company’s officers with respect to salaries, bonuses, and other compensation, (iii) administering the Company’s stock option plans (the “Plans”) and granting or recommending grants of stock options and shares of stock to the Company’s executive officers and directors under the Plans and (iv) reviewing and establishing Company policies in the area of management perquisites.

The Nominating and Governance Committee (the “Nominating Committee”) consists of two members, L. Patrick Gage and Max Link, each of whom is an independent director for purposes of the Nasdaq Marketplace Rules. Mr. Gage serves as chairman of the Nominating Committee. The Nominating Committee operates under a formal written charter attached as Appendix A to the Company’s Proxy Statement for its 2004 Annual Meeting of Stockholders. The functions of the Nominating Committee include (i) identifying individuals qualified to become Board members, (ii) selecting, or recommending to the Board, director nominees for each election of directors, (iii) developing and recommending to the Board criteria for selecting qualified director candidates, (iv) considering committee member qualifications, appointment and removal, (v) recommending corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) providing oversight in the evaluation of the Board and each committee of the Board.

Director Nominations

Consistent with its charter, the Nominating Committee will evaluate and recommend to the Board of Directors director nominees for each election of directors.

In fulfilling its responsibilities, the Nominating Committee considers the following factors in reviewing possible candidates for nomination as director:

•	the appropriate size of the Company’s Board of Directors and its Committees;

•	the perceived needs of the Board for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the best interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. Director candidates, in the judgment of the Nominating Committee, must have sufficient time available to perform all Board and Committee responsibilities. Board members are expected to prepare for, attend and participate in all Board and applicable Committee meetings.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem, from time to time, to be in the best interests of the Company and its stockholders.

Identifying and Evaluating Candidates for Nomination as Director

The Nominating Committee annually evaluates the current members of the Board of Directors whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The Nominating Committee regularly assesses the optimum size of the Board and its committees and the needs of the Board for various skills, background and business experience in determining whether it is advisable to consider additional candidates for nomination.

Candidates for nomination as director come to the attention of the Nominating Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating Committee at any point during the year. Such candidates are evaluated against the criteria set forth above. If the Nominating Committee believes at any time that it is desirable that the Board consider additional candidates for nomination, the Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may, if the Nominating Committee believes it is appropriate, engage a third party search firm to assist in identifying qualified candidates.

The Nominating Committee’s policy is to evaluate any recommendation for director nominee proposed by a stockholder. In order to be evaluated in connection with the Nominating Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary, Protein Design Labs, Inc., 34801 Campus Drive, Fremont, CA 94555, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and

•	a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

In addition, the Company’s bylaws permit stockholders to nominate directors for consideration at an annual meeting provided they notify the Company at least 120 days prior to the anniversary of the date when definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

All directors and director nominees must submit a completed form of directors’ and officers’ questionnaire as part of the nomination process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee.

Policy Regarding Communications by Stockholders with Directors

Stockholders may communicate with directors of the Company by transmitting correspondence by mail or facsimile, addressed to the director or the full Board of Directors as follows:

Board of Directors or [individual director] c/o Corporate Secretary Protein Design Labs, Inc. 34801 Campus Drive Fremont, CA 94555 Fax: 510-574-1473

The Corporate Secretary will maintain a log of such communications and transmit as soon as practicable such communications to the identified director(s), except where security concerns militate against further transmission of the communication or the communication relates to commercial matters not related to the sender’s interest as a stockholder, as determined by the Corporate Secretary in consultation with the General Counsel. The Board of Directors or individual directors so addressed will be advised of any communication withheld for such reasons.

Attendance at Annual Meetings by Directors

The Company has no formal policy regarding directors’ attendance at annual meetings but believes that annual meetings provide an opportunity for stockholders to communicate with directors and as such requests directors to make every effort to attend the Company’s annual meeting of stockholders. Four directors attended the 2004 Annual Meeting.

Code of Ethics

We have adopted a Code of Conduct and Policy Regarding Reporting of Potential Violations (the “Code of Conduct”) for directors, officers (including our principal executive officer, principal financial officer and controller) and employees, which constitutes a code of ethics as defined in Item 406 of SEC Regulation S-K. The Code of Conduct is available on our website at http://www.pdl.com/documents/code_of_conduct.pdf.

Additionally, stockholders may request a free copy of the Code of Conduct from:

Protein Design Labs, Inc. Attention: Investor Relations 34801 Campus Drive Fremont, CA 94555 (510) 574-1400

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines, which are available on the Company’s website at http://www.pdl.com/documents/corpgov_guidelines.pdf. Stockholders may request a free copy of the Corporate Governance Guidelines from the address and phone numbers set forth above under “Code of Ethics.”

PROPOSAL TWO
APPROVAL OF 2005 EQUITY INCENTIVE PLAN

At the annual meeting, the stockholders will be asked to approve the Protein Design Labs, Inc. 2005 Equity Incentive Plan (the “2005 Plan”). The Board of Directors has adopted the 2005 Plan, subject to its approval by our stockholders. If the stockholders approve the 2005 Plan, it will become effective on the date of the annual meeting.

Our 1999 Stock Option Plan and 1999 Nonstatutory Stock Option Plan authorize only one type of award: stock options. We are asking our stockholders to approve the 2005 Plan to provide a number of alternatives to stock options, including stock appreciation rights, restricted stock and restricted stock unit awards, performance share and performance unit awards, deferred compensation awards and other stock-based or cash-based awards. We believe that the ability to grant incentive awards other than stock options will be an important component of compensation for our company in the future.

As many of our stockholders may be aware, the Financial Accounting Standards Board has adopted revised principles governing the accounting treatment of share-based payments. Once they are effective, companies must record compensation expense in their financial statements for stock options granted to employees, as well as for other types of equity-based incentives provided to employees. Our Board of Directors believes that, as a result of these accounting changes, other forms of equity compensation will become more prevalent in the future and further believes that the Company should have compensation alternatives that minimize the expense of those equity-based incentives, or that provide a form of incentive that may previously have been desirable but would have resulted in disadvantageous accounting treatment compared to traditional stock options.

In addition, we operate in a competitive marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. The Board of Directors believes it of paramount importance that our employee stock incentive program provide the Company with a range of incentive tools and sufficient flexibility to permit the Board’s Compensation Committee to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes.

The Board of Directors believes that equity ownership by senior management and nonemployee directors is a significant factor in aligning the interests of management and stockholders. If the 2005 Plan is approved by our stockholders, the Compensation Committee intends to grant awards of restricted stock to the chief executive officer and other executive officers named in the Summary Compensation Table (as set forth below “Executive Compensation and Other Matters — Compensation of Executive Officers”) in lieu of stock option grants beginning in 2005. Moreover, the Board of Directors has recently adopted Stock Ownership Guidelines for the chief executive officer, the next five most highly compensated officers (determined by base cash compensation) and nonemployee members of the Board of Directors. A description of the Stock Ownership Guidelines is contained in the Report of the Compensation Committee on Executive Compensation set forth in this proxy statement. The Board of Directors believes adoption of the 2005 Plan will facilitate compliance with the Stock Ownership Guidelines.

As of March 31, 2005, options were outstanding under all existing stock option plans (i.e, the 1999 Stock Option Plan, 1999 Nonstatutory Stock Option Plan and 2002 Outside Directors Stock Option Plan) for a total of 15,974,574 shares of our common stock at a weighted average exercise price of $16.52 and having a weighted average term to expiration of 6.96 years. As of March 31, 2005, a total of 5,331,344 shares remained available for future grant under all existing stock option plans, of which 975,313 shares were available under the 1999 Nonstatutory Stock Option Plan, 3,968,031 shares were available under the 1999 Stock Option Plan, and 388,000 shares were available under the 2002 Outside Directors Stock Option Plan.

Our Board of Directors is well aware of the criticism that has been leveled generally against the misuse of stock-based compensation by some companies. The Board believes that the 2005 Plan it has adopted takes steps to address many of the possible concerns of our stockholders. These include:

•	Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•	Each stock option, stock appreciation right and “full value” award (i.e., an award that does not require the employee to purchase shares, such as the grant of restricted stock) that vests based on continued service will require more than three years of service for at least 25% of the shares subject to the award, and each such award that vests based on the attainment of performance goals will require a performance period of at least twelve months, except in the case of a participant’s death, disability, retirement, involuntary termination or a change in control of the Company.

•	The maximum life of stock options and stock appreciation rights granted under the 2005 Plan will be seven years.

•	The maximum number of shares for which awards may be granted to any individual under the 2005 Plan in any fiscal year will not exceed 9% of the maximum aggregate number of shares authorized under the 2005 Plan, except in the case of awards granted during the first year of a participant’s employment.

•	The 2005 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•	The 2005 Plan has a fixed term of ten years.

Finally, the 2005 Plan is also designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance share and performance unit awards, and certain other stock-based or cash-based awards granted under the 2005 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2005 Plan. By approving the 2005 Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the 2005 Plan;

•	the performance measures upon which the grant or vesting of awards of performance shares or performance units and certain restricted stock, restricted stock unit, other stock-based or cash-based awards may be based;

•	the maximum numbers of shares for which stock options, stock appreciation rights, awards of restricted stock, restricted stock units or performance shares or other stock-based awards intended to qualify as performance-based awards may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units or other cash-based awards intended to qualify as performance-based awards.

While we believe that compensation in connection with such awards under the 2005 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

The Board of Directors believes that the 2005 Plan will serve a critical role in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to meet our goals. Therefore, our Board urges you to vote to approve the adoption of the 2005 Plan.

Summary of the 2005 Plan

The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, attached as Appendix A to this Proxy Statement.

General.  The purpose of the 2005 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity stake in the success of the Company. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units, deferred compensation awards, and other stock-based and cash-based awards.

Authorized Shares.  If the 2005 Plan is approved by the stockholders, a total of 2,300,000 shares of our common stock will initially be authorized for issuance under the plan. Shares issued under the 2005 Plan may be authorized but unissued or reacquired shares of the common stock of the Company.

Certain Award Limits.  In addition to the limit described above on the total number of shares of our common stock that will be authorized for issuance under the 2005 Plan, the 2005 Plan limits the number of shares that may be issued under certain types of awards to any single individual, subject to adjustment as described under “Share Accounting and Adjustments” below. No more than 9% of the maximum aggregate number of shares authorized under the 2005 Plan may be granted to any individual in any fiscal year, except in the case of awards granted during the first year of a participant’s employment. To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m), the 2005 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based as follows:

•	Stock options and stock appreciation rights: No more than 1,600,000 shares.

•	Restricted stock and restricted stock unit awards: No more than 200,000 shares.

•	Performance share and performance unit awards: No more than 100,000 shares and no more than $2,000,000, respectively, for each full fiscal year contained in the performance period of the award.

•	Other stock-based and cash-based awards: No more than 100,000 shares and no more than $2,000,000, respectively, for each full fiscal year contained in the performance period of the award.

Further, no more than 2,300,000 shares may be issued upon the exercise of incentive stock options granted under the 2005 Plan. Finally, the 2005 Plan establishes minimum vesting conditions applicable to stock options, stock appreciation rights and “full value” awards (i.e., awards that do not require the participant to purchase shares, such as an award of restricted stock). Any such award that vests on the basis of continued service must require more than three years of service for at least 25% of the shares subject to the award, while any such award that vests on the basis of the attainment of performance goals must require a performance period of at least twelve months, except in the case of the participant’s death, disability, retirement, involuntary termination or a change in control of the Company.

Share Accounting and Adjustments.  If any award granted under the 2005 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2005 Plan. Shares will not be treated as having been issued under the 2005 Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash or such shares are withheld or reacquired by the Company in satisfaction of a tax withholding obligation. The number of shares available under the 2005 Plan will be reduced upon the exercise of a stock appreciation right only by the number of shares actually issued. If shares are tendered in payment of the exercise price of an option, the number of shares available under the 2005 Plan will be reduced only by the net number of shares issued. Appropriate adjustments will be made to the number of shares authorized under the 2005 Plan, to the numerical limits on certain types of awards described above, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for grant under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Administration.  The 2005 Plan will be administered by the Compensation Committee and any other committee or subcommittee of the Board of Directors appointed to administer the plan or, in the absence of such committee, by the Board of Directors. For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors. In the case of awards intended to qualify as “performance-based” under Section 162(m) of the Code, the term “Committee” will refer to the two members of the Compensation Committee who qualify as “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2005 Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise its discretion required by the 2005 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Committee may delegate to a committee comprised of one or more officers of the Company the authority to grant awards under the 2005 Plan to persons eligible to participate who are neither members of the Board or Directors nor executive officers of the Company, subject to the provisions of the 2005 Plan and guidelines established by the Committee. The 2005 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan. All awards granted under the 2005 Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan. The Committee will interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2005 Plan or any award.

Prohibition of Option and SAR Repricing.  The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.

Eligibility.  Awards may be granted only to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation of the Company or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of April 1, 2005, we had approximately 797 employees, including 17 executive officers and directors who would be eligible under the 2005 Plan.

Stock Options.  The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110%

of the fair market value of a share of common stock on the date of grant. On April 1, 2005, the closing price of our common stock on the Nasdaq National Market was $15.63 per share.

The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by means of a net-exercise procedure, by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Subject to the minimum vesting requirements described above under “Certain Award Limits,” options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2005 Plan is seven years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.

Incentive stock options are not transferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee in its discretion.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee, subject to the minimum vesting requirements described above under “Certain Award Limits.” The exercise price of a Tandem SAR will be the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock and may be paid in a lump sum or on a deferred basis in accordance with the terms of the participant’s award agreement. The maximum term of any stock appreciation right granted under the 2005 Plan is seven years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members to the extent permitted by the Committee in its discretion. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the 2005 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Subject to the minimum vesting requirements described above under “Certain Award Limits,” restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units.  The Committee may grant restricted stock units under the 2005 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards and subject to the minimum vesting requirements described above under “Certain Award Limits.” Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant, subject to the minimum vesting requirements described above under “Certain Award Limits.” These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and a monetary value established by the Committee at the time of grant. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the company and/or any affiliate of the Company, or any of their business units as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; product regulatory approvals; projects in development; regulatory filings; research and development expenses; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide a participant awarded performance shares with dividend equivalent rights with respect to cash dividends paid on the Company’s common stock. The Committee may provide for performance award payments in lump sums or installments pursuant to a schedule elected by the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2005 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards.  The 2005 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or members of a select group of highly compensated employees may elect to receive and award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant’s award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Cash-Based Awards and Other Stock-Based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Subject to the minimum vesting requirements described above under “Certain Award Limits,” such awards may be subject to vesting conditions based on continued performance of services or to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of cash-based awards or other stock-based awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control.  Unless otherwise defined in a participant’s award or employment agreement, the 2005 Plan provides that a “Change in Control” occurs upon (a) a “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than an employee benefit plan or a corporation owned by the Company’s stock holders in the same proportion as their ownership of Company stock, becoming the direct or indirect beneficial owner of more than 40% of the Company’s voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock, (ii) a merger or consolidation in which the Company is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. Any options or stock appreciation rights which are not assumed or continued in connection with a Change in Control or exercised prior to the Change in Control will terminate effective as of the time of the Change in Control. The Committee may provide for the acceleration of vesting of any or all outstanding options and stock appreciation rights upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a Change in Control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share under the award. Finally, the Committee, in its discretion, may provide in the event of a Change in Control for the acceleration of vesting and/or settlement of any restricted stock award, restricted stock unit award, performance share or performance unit award, deferred compensation award, or cash-based or other stock-based award held by a participant upon such conditions and to such extent as determined by the Committee.

Termination or Amendment.  The 2005 Plan will continue in effect until its termination by the Committee, provided that all awards shall be granted within ten years from the effective date of its adoption upon approved by the stockholders. The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options or would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, including, but not limited to, Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Awards.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Awards, Restricted Stock Unit Awards, Cash-Based Awards and Other Stock-Based Awards.  A participant generally will recognize no income upon the grant of a performance share, performance unit, restricted stock unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock Awards.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under “Restricted Stock Awards”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards. A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of the stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

No awards will be granted under the 2005 Plan prior to its approval by the stockholders of the Company. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL. In the event that approval by the stockholders of the 2005 Plan is not obtained, the 2005 Plan will not be adopted.

Approval of this proposal requires a number of votes “For” the proposal that represents a majority of the shares present or represented by proxy and entitled to vote on this proposal at the annual meeting of stockholders. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, with abstentions having the same effect as a negative vote and broker non-votes having no effect on the outcome of the vote.

PROPOSAL THREE
APPROVAL OF AMENDMENT OF 2002 OUTSIDE DIRECTORS STOCK OPTION PLAN

At the annual meeting, the stockholders will be asked to approve the amendment of the Protein Design Labs, Inc. 2002 Outside Directors Stock Option Plan (the “2002 Directors Plan”). The stockholders of the Company approved the 2002 Directors Plan at the annual stockholder meeting in 2002.

As is described in more detail below, the 2002 Directors Plan provides for the nondiscretionary grant to new nonemployee members of the Board of Directors of initial options and to continuing nonemployee directors of annual options, each to purchase 12,000 shares of our common stock, vesting monthly over a period of 12 months following the date of grant. The Board of Directors realizes that attracting and retaining qualified members has become more competitive in the past few years and that service as a director requires increasing commitments of time. The Board believes that the current sizes of initial and annual options granted under the 2002 Directors Plan are no longer competitive with our peer companies. Accordingly, the stockholders are being asked to approve the amendment of the 2002 Directors Plan to increase the size of the initial and annual nonemployee director stock options from 12,000 shares to 15,000 shares of our common stock.

Summary of the 2002 Directors Plan

The following summary of the 2002 Directors Plan, as proposed to be amended, is qualified in its entirety by the specific language of the 2002 Directors Plan, a copy of which is available to any stockholder upon request by writing to Investor Relations, Protein Design Labs, Inc., 34801 Campus Drive, Fremont, CA 94555. The 2002 Directors Plan may also be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

General.  The 2002 Directors Plan became effective as of June 20, 2002, the date it was approved by the stockholders of the Company (the “Effective Date”). Its purpose is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward the Company’s nonemployee directors and by motivating such persons to contribute to the Company’s goals. The 2002 Directors Plan provides for the grant to nonemployee directors of nonstatutory stock options; that is, options not intended to be incentive stock options within the meaning of Section 422 of the Code.

Shares Subject to 2002 Directors Plan.  A maximum of 468,000 of the authorized but unissued or reacquired shares of common stock of the Company may be issued under the 2002 Directors Plan. As of April 1, 2005, a total of 388,000 shares remained available for grant under the 2002 Directors Plan and 80,000 shares were subject to outstanding options. If any option granted under the 2002 Directors Plan expires, terminates or is canceled, or if unvested shares acquired pursuant to an option are repurchased by the Company, the expired or repurchased shares will be returned to the 2002 Directors Plan and again become available for grant. Appropriate adjustments will be made to the shares subject to the 2002 Directors Plan, to the terms of the automatic grant of options described below, and to outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company.

Administration.  The 2002 Directors Plan is administered by the Board of Directors or a duly appointed committee of the Board. (For purposes of this discussion, the term “Board” refers to either the Board of Directors or such committee.) The Board will interpret the 2002 Directors Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the 2002 Directors Plan or any option.

Eligibility.  Only directors of the Company who are not employees of the Company or its present or future parent and/or subsidiary corporations (the “Outside Directors”) at the time of the option grant are eligible to participate in the 2002 Directors Plan.

Automatic Grant of Options.  Options are granted automatically under the 2002 Directors Plan without any discretionary action by the Board.

Initial Options.  Each person who first becomes an Outside Director on or after the Effective Date is automatically granted on the date that person first becomes an Outside Director (whether upon initial election or appointment to the Board or upon ceasing to be an employee while remaining a director) an option to purchase 12,000 shares of common stock (an “Initial Option”), subject to the following exception. An Outside Director who holds one or more options previously granted to him or her by the Company at the time she or he was an employee of the Company (“Prior Employee Options”) that will continue to vest based upon the director’s continued service to the Company as an Outside Director, will be granted an Initial Option only upon the date that such Prior Employee Options cease to vest. Subject to stockholder approval, the Board of Directors has amended the 2002 Directors Plan to provide that Initial Options shall be for the purchase of 15,000 shares of our common stock.

Annual Options.  In addition to an Initial Option, each Outside Director generally receives an option for 12,000 shares of common stock on the date of each annual meeting of the Company’s stockholders occurring on or after the Effective Date (the “Annual Option”), subject to the following exceptions. First, an Annual Option will not be granted to an Outside Director who receives an Initial Option on the same annual meeting date. Second, an Outside Director who holds Prior Employee Options that continue to vest on the basis of such individual’s continued service to the Company as an Outside Director, will be granted his or her first Annual Option on the date of the annual meeting immediately following the grant to such individual of an Initial Option, with the size of such Annual Option reduced pursuant to a formula described in the 2002 Directors Plan. Subject to stockholder approval, the Board of Directors has amended the 2002 Directors Plan to provide that Annual Options shall be for the purchase of 15,000 shares of our common stock.

Notwithstanding the automatic grant of Initial and Annual Options as described above, an Outside Director may elect not to receive an option to be granted under the 2002 Directors Plan by giving written notice of such election to the Company.

Terms and Conditions of Option.  Each option granted under the 2002 Directors Plan is evidenced by a written agreement between the Company and the Outside Director. The exercise price per share under each option is the fair market value of a share of the Company’s common stock on the date of grant, which generally will equal the closing sale price per share on that date as reported on the Nasdaq National Market. As of April 1, 2005, the closing sale price of the Company’s common stock, as reported on the Nasdaq National Market, was $15.63 per share. The exercise price may be paid in cash or cash equivalent, by tender to the Company of shares of common stock owned by the Outside Director having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, or by any combination of these.

Generally, options granted under the 2002 Directors Plan become exercisable at the rate of one twelfth of the shares subject to the option for each full month of the Outside Director’s service from the date of grant. Unless earlier terminated under the terms of the 2002 Directors Plan or the option agreement, each option will remain exercisable for 10 years after grant. An option may be exercised by only by the Outside Director during his or her lifetime and may not be transferred or assigned other than by will or by the laws of descent and distribution, unless otherwise permitted by the Board and set forth in the option agreement.

Change in Control.The 2002 Directors Plan defines a “Change in Control” as the occurrence of any of the following: (i) any person, entity or group becomes the beneficial owner of 40% or more of either the then outstanding common stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or (ii) the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than 50% of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company). If a Change in Control occurs, options outstanding under the 2002 Directors Plan will become immediately exercisable and vested in full effective 10 days prior to but conditioned upon the consummation of the Change in Control. The surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company’s rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation’s stock. Options that are not assumed, replaced or exercised prior to the Change in Control will terminate.

Termination or Amendment.  The 2002 Directors Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the plan have been issued and all restrictions on such shares under the terms of the 2002 Directors Plan and the agreements evidencing options granted under the plan have lapsed. The Board may terminate or amend the 2002 Directors Plan at any time. However, without stockholder approval, the Board may not amend the 2002 Directors Plan to increase the total number of shares of Common Stock issuable thereunder or to change the class of persons eligible to receive options. No termination or amendment of the 2002 Directors Plan may affect an outstanding option unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding option without the consent of the Outside Director, unless required to comply with any applicable law.

Summary of U.S. Federal Income Tax Consequences

All options granted under the 2002 Directors Plan are nonstatutory stock options. For a summary of the U.S. federal income tax consequences of participation in the 2002 Directors Plan, see the discussion of the treatment of nonstatutory stock options under “PROPOSAL TWO, APPROVAL OF 2005 EQUITY INCENTIVE PLAN — Summary of U.S. Federal Income Tax Consequences.”

Options Granted and to Be Granted to Certain Persons

The aggregate numbers of shares of common stock subject to options granted to certain persons under the 2002 Directors Plan since its inception are as follows: (i) George M. Gould, 8,000 shares; (ii) John S. Saxe, 2,000 shares; (iii) L. Patrick Gage, 8,000 shares; (iv) Karen A. Dawes, 27,000 shares; (v) Cary L. Queen, 0 shares; (vi) Laurence Jay Korn, 0 shares; (vii) Max Link, 24,000 shares; and (viii) all current directors who are not executive officers as a group, an aggregate of 88,000 shares. No other persons are eligible to receive options under the Directors Plan.

If the stockholders approve the amendment of the 2002 Directors Plan, options for 15,000 shares will be granted automatically under the plan during the 2005 fiscal year to persons who are Outside Directors. If the stockholders do not approve the amendment of the 2002 Directors Plan, options for 12,000 shares will be granted automatically under the plan during the 2005 fiscal year to persons who are Outside Directors. The following table is furnished pursuant to the rules of the Securities and Exchange Commission. It sets forth the grant of stock options under the 2002 Directors Plan during the fiscal year ending December 31, 2005 by certain individuals and groups if the stockholders approve this proposal. Only nonemployee directors are eligible to participate in the 2002 Directors Plan.

Amended Plan Benefits
2002 Outside Directors Stock Option Plan

Name and Position	No. of Shares in Fiscal 2005
Mark McDade, Chief Executive Officer	0
Brett L. Schmidli, Senior Vice President, Technical Operations	0
Richard Murray, Senior Vice President and Chief Scientific Officer	0
Steven E. Benner, Senior Vice President and Chief Medical Officer	0
Laurie Torres, Vice President Human Resources	0
Laurence Jay Korn, Former Chairman of the Board(1)	0
Executive Group	0
Non-Executive Director Group(2)	60,000
Non-Executive Officer Employee Group	0

(1)	Dr. Korn resigned as an executive officer of the Company and as Chairman of the Board of Directors in June 2004, but remains a member of the Board of Directors. Options previously granted to Dr. Korn as an officer will cease vesting as of January 1, 2006, and Dr. Korn would be granted automatically on January 1, 2006 under the terms of the 2002 Directors Plan, as amended, an Initial Option to purchase 15,000 shares of common stock.

(2)	Includes Mr. Saxe, Dr. Gage, Ms. Dawes and Mr. Link.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL. In the event that approval by the stockholders of the amendment of the 2002 Outside Directors Stock Option Plan is not obtained, the amendment to the 2002 Outside Directors Stock Option Plan will not be adopted.

Approval of this proposal requires a number of votes “For” the proposal that represents a majority of the shares present or represented by proxy and voted affirmatively or negatively on the proposal at the annual meeting of stockholders. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, but will otherwise have no effect on the outcome of the vote.

PROPOSAL FOUR
AMENDMENT OF CERTIFICATE OF INCORPORATION

At the annual meeting, the stockholders will be asked to approve an amendment of the Company’s Certificate of Incorporation to change the name of the Company from Protein Design Labs, Inc. to [***]. The primary reasons for the proposed name change are to better clarify the identity of the Company and to reflect the fact that the Company has evolved into a substantially larger, more diverse enterprise than it was originally, particularly as the result of the Company’s recent acquisition of ESP Pharma, Inc.

A copy of the proposed amendment of the Company’s Certificate of Incorporation, which the Company intends to file with the Secretary of State of the State of Delaware if approved by the stockholders at the annual meeting, is attached as Appendix B to this proxy statement.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

The affirmative vote of a majority of the outstanding Common Stock is required to approve the amendment of the Company’s Certificate of Incorporation to change the Company’s name to [***]. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

PROPOSAL FIVE
APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Ernst & Young LLP to serve as independent auditors to audit the financial statements of the Company for fiscal year 2005. Ernst & Young LLP and its predecessors have acted in such capacity since its appointment for fiscal year 1986.

The following table sets forth the aggregate fees billed by Ernst & Young LLP for audit services rendered in connection with the consolidated financial statements and reports for 2004 and 2003 and for other services rendered during 2004 and 2003 on behalf of us and our subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to us:

(in thousands)
Fee Category:	2004	% of Total	2003	% of Total
Audit Fees (1)	$537	85%	$507	86%
Audit-Related Fees (2)	29	5%	22	4%
Tax Fees (3)	63	10%	59	10%
All Other Fees (4)	3	—	—	—
Total Fees	$632		$588

(1)	Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. In 2004, audit fees included approximately $40,000 in services related to post-effective amendment filings for our registration statement on Form S-3 and approximately $200,000 for attestation services surrounding the effectiveness of our internal control environment. In 2003, audit fees included approximately $235,000 in services related to the issuance of our 2.75% $250 million Convertible Notes and the related filing of a Registration Statement on Form S-3 as well as the filing of our Form 8-K regarding the acquisition of Eos Biotechnologies.

(2)	Audit-Related Fees: Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” In 2004 and 2003, these services primarily relate to accounting consultations in connection with potential collaborations and patent licensing agreements and consultations related to our compliance with Section 404 of the Sarbanes-Oxley Act.

(3)	Tax Fees: Tax fees consist of tax compliance/preparation and other tax services. In 2004 and 2003, tax compliance/preparation consisted of fees billed for professional services related to federal and state tax compliance.

(4)	All Other Fees: “All Other Fees” consists of fees for accounting literature subscription services.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. In February 2004, the Audit Committee adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, any pre-approval is detailed as to the particular service or category of services and is subject to a specific maximum level. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting. During fiscal year 2004, the Audit Committee approved 100% of the Audit-Related Fees, the Tax Fees and All Other Fees.

Representatives of Ernst & Young LLP will be present at the annual meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL. In the event that ratification by the stockholders of the appointment of Ernst & Young LLP as the Company’s independent auditors is not obtained, the Board will reconsider such appointment.

The affirmative vote of a majority of the votes cast at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

PROPOSAL SIX
ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Under our Bylaws, any meeting of stockholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy. No new notice need be given of the date, time or place of the adjourned meeting if such date, time or place is announced at the meeting before adjournment, unless the meeting is adjourned to a date more than thirty (30) days after the date fixed for the original meeting. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by the Company at the meeting, such adjournment will be submitted for a stockholder vote.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL. In the event that approval by the stockholders of the adjournment of the meeting, if necessary, to solicit additional proxies is not obtained, the proxy holders may not have the discretion to vote the proxies for that purpose pursuant to the general discretionary authority granted by the form of proxy.

The affirmative vote of a majority of the votes cast at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required to approve adjournment of the meeting, if necessary, to solicit additional proxies. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of April 1, 2005, by (i) each person who is known by the Company, based on the records of our transfer agent and relevant documents filed with the U.S. Securities and Exchange Commission (“SEC”), to own beneficially more than 5% of the outstanding shares of our Common Stock, (ii) each member of the Board, (iii) the Named Executive Officers (as defined below under “Executive Compensation and Other Matters — Compensation of Executive Officers”), and (iv) all members of our Board and our executive officers as a group. Unless otherwise specified, the address of each named individual is the address of the Company.

Name of Beneficial Owner or Group and Nature of Beneficial Ownership(1)	Amount of Beneficial Ownership	Percent of Common Stock Outstanding
FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	14,381,014	13.58%
Delaware Management Holdings(3) 2005 Market Street Philadelphia, PA 19103	7,262,301	6.86%
Mark McDade(4)	474,583	*
Richard Murray, Ph.D.(5)	117,694	*
Steven E. Benner, M.D., M.H.S.(4)	84,791	*
Brett L. Schmidli(4)	190,937	*
Laurie Torres(4)	52,656	*
Laurence Jay Korn, Ph.D.(6)	3,049,844	2.80%
Karen A. Dawes(4)	30,500	*
L. Patrick Gage, Ph.D.(7)	39,500	*
George M. Gould, Esq.(8)	228,500	*
Max Link, Ph.D.(9)	146,416	*
Jon S. Saxe, Esq.(10)	632,430	*
Cary L. Queen, Ph.D.(11)	2,579,913	2.22%
All directors and executive officers as a group (17 persons)(12)	8,852,833	7.71%

*	Less than 1%

(1)	Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)	Based solely on Schedule 13G as filed with the SEC, FMR Corp. has sole dispositive power with respect to all of the shares beneficially owned and sole voting power with respect to 736,000 of such shares.

(3)	Based solely on Schedule 13G as filed with the SEC, Delaware Management Holdings has sole dispositive power with respect to all of the shares beneficially owned and sole voting power with respect to 7,235,513 of such shares.

(4)	Consists of shares issuable upon the exercise of options which are currently exercisable, or which will become exercisable within 60 days after April 1, 2005.

(5)	Includes 69,374 shares issuable upon the exercise of options which are currently exercisable, or which will become exercisable within 60 days after April 1, 2005.

(6)	Includes 2,116,666 shares issuable upon the exercise of options which are currently exercisable, or which will become exercisable within 60 days after April 1, 2005.

(7)	Includes 37,500 shares issuable upon the exercise of options which are currently exercisable, or which will become exercisable within 60 days after April 1, 2005.

(8)	Includes 192,500 shares issuable upon the exercise of options which are currently exercisable, or which will become exercisable within 60 days after April 1, 2005.

(9)	Includes 46,416 shares issuable upon the exercise of options which are currently exercisable, or which will become exercisable within 60 days after April 1, 2005.

(10)	Includes 524,750 shares issuable upon the exercise of options which are currently exercisable, or which will become exercisable within 60 days after April 1, 2005.

(11)	Includes 504,913 shares issuable upon the exercise of options which are currently exercisable, or which will become exercisable within 60 days after April 1, 2005. Also includes 11,700 shares held in trusts for the benefit of certain of Dr. Queen’s relatives as to which Dr. Queen disclaims beneficial ownership and 3,900 shares held in trust for the benefit of Dr. Queen’s daughter as to which Dr. Queen disclaims beneficial ownership.

(12)	Total includes all directors and officers who served in that capacity as of April 1, 2005 and 5,533,338 shares issuable upon the exercise of options beneficially owned by such directors and officers which are currently, or which will become, exercisable within 60 days after April 1, 2005.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Officers

Certain information with respect to our executive officers as of April 1, 2005, except as otherwise noted, is set forth below. See “DIRECTORS” for information regarding Mr. McDade and Dr. Korn, two of our executive officers.

Name	Age	Position
Steven E. Benner, M.D., M.H.S.	45	Senior Vice President and Chief Medical Officer
Douglas O. Ebersole	49	Senior Vice President, Legal and Secretary
Richard Murray, Ph.D.	46	Senior Vice President, Research and Chief Scientific Officer
Brett L. Schmidli	53	Senior Vice President, Technical Operations
Glen Y. Sato	46	Senior Vice President and Chief Financial Officer
Jaisim Shah	44	Senior Vice President, Marketing and Medical Affairs
Sergio Garcia-Rodriguez	43	Vice President, Legal, General Counsel and Assistant Secretary
David Iwanicki	39	Vice President, Sales and Sales Operations
Laurie Torres	44	Vice President, Human Resources

Steven E. Benner, M.D., M.H.S. has served as our Senior Vice President and Chief Medical Officer since November 2002. Dr. Benner joined the Company from the Pharmaceutical Research Institute of Bristol-Myers Squibb, having started there in 1995 as Associate Director, Clinical Oncology. He later served as Director and Group Director, Clinical Oncology before being named Executive Director, Clinical Oncology, in 1999. He was named Vice President, Licensing and Alliances in the Worldwide Medicines Group at Bristol-Myers Squibb in 2000, and assumed responsibilities as Global Development Champion and Vice President for Garenoxacin in 2002. He previously was Associate Professor of Medicine in the Division of Hematology/Oncology at The University of North Carolina at Chapel Hill, and was Assistant Professor of Medicine in the Department of Thoracic/Head and Neck Medical Oncology at the University of Texas M.D. Anderson Cancer Center. He holds an M.H.S. degree in Clinical Epidemiology from The Johns Hopkins School of Hygiene and Public Health. He earned an M.D. degree from the University of Missouri-Columbia School of Medicine.

Douglas O. Ebersole has served as our Senior Vice President, Legal since April 2005, as Senior Vice President, Legal and Corporate Development from December 2002 until April 2005 and as Senior Vice President, Legal and Licensing from April 1999 until December 2002. Mr. Ebersole has served as our Secretary since July 1992. In addition, Mr. Ebersole served as our acting Chief Executive Officer from May 2002 until November 2002. Mr. Ebersole has also served in various other senior executive roles with the Company since joining PDL in July 1992. Prior to joining us, he served first as Associate General Counsel and later as General Counsel at NeXT Computer, Inc. Prior to joining NeXT in 1989, he was a partner in the corporate department of the law firm Ware & Freidenrich. Mr. Ebersole received his J.D. from Stanford Law School.

Richard Murray, Ph.D. has served as our Senior Vice President and Chief Scientific Officer since April 2004. From April 2003 until April 2004, Dr. Murray served as our Vice President, Research. Prior to that time, Dr. Murray served as Vice President of Research at Eos Biotechnology, where he was also a co-founder of the company. He served in that role at Eos from February 1998 to April 2003 (when Eos was acquired by the Company), and was responsible for the discovery and transition of antibody-based therapeutic candidates from research to development. Prior to Eos, Dr. Murray was a staff scientist, then senior staff scientist at DNAX Research Institute. Dr. Murray received his Ph.D. from the University of North Carolina at Chapel Hill, with his work in the area of immunogenetics.

Brett L. Schmidli has served as our Senior Vice President, Technical Operations since February 2002. From 2000 to 2002 Mr. Schmidli served as Director of Manufacturing Strategy at Eli Lilly & Company, and as Chief Operating Officer and Director of Commercial Development—New Antidepressants from 1998 to 2000. Also at Lilly, he served as a Director of Manufacturing and Product Development and a Director of Marketing within the Neuroscience Business Unit from 1995 to 1998, and Director of Bioproducts Purification Development and Technical Services from 1992 to 1995. Mr. Schmidli previously was associated with

Genetics Institute, Inc., serving in a number of management positions from 1982 to 1987, and as a senior consultant from 1987 to 1989. He received a bachelor’s degree in Chemical Engineering from the Rose-Hulman Institute of Technology and an MBA from Indiana University.

Glen Y. Sato has served as our Senior Vice President and Chief Financial Officer since May 2003. He joined the Company from Exelixis, Inc., where he had served as Senior Vice President, Chief Financial Officer and General Counsel since November 1999. Previous to Exelixis, Mr. Sato held various legal and strategic planning positions at PDL, most recently as Vice President, Legal and General Counsel of the Company. During this previous tenure at PDL, Mr. Sato was responsible for SEC reporting and compliance, disclosure issues, intellectual property licensing and licensing strategy, general corporate counseling, insider trading compliance and intellectual property protection. Mr. Sato received his B.A. from Wesleyan University and his J.D. and MBA from University of California, Los Angeles.

Jaisim Shah has served as our Senior Vice President, Marketing and Medical Affairs since March 2005 and as Vice President, Marketing and Medical Affairs from August 2000 to March 2005. From July 1997 until July 2000, Mr. Shah served in various marketing management positions at Bristol Myers Squibb, most recently as Vice President, Marketing, for its U.S. Pharmaceutical Group, Infectious Diseases and Vice President of Global Marketing. Prior to that time, from May 1991 until September 1993, he served as Product Director for biotech oncology products for the U.S. market for Roche Laboratories, a subsidiary of Roche. From October 1993 until July 1997, Mr. Shah served as Global Business Leader for oncology and virology for F. Hoffmann-La Roche Ltd, based in Basel, Switzerland. He received his M.A. in International Economics from the University of Akron and an M.B.A. in Marketing from Oklahoma University.

Sergio Garcia-Rodriguez has served as our Vice President, Legal, General Counsel and Assistant Secretary since August 2001. From July 2000 until August 2001, Mr. Garcia-Rodriguez served as our Associate General Counsel. Prior to joining the Company, he served as International Counsel at DaimlerChrysler AG from 1996 to 2000 and previously was a partner in the law firm of Heller, Ehrman, White & McAuliffe. Mr. Garcia-Rodriguez received his J.D. degree from the University of California, Berkeley (Boalt Hall).

Dave Iwanicki joined the Company as its Vice President, Sales and Sales Operations in March 2005 at the completion of our acquisition of ESP Pharma, Inc., having served in the same capacity at ESP Pharma since July 2003. Mr. Iwanicki was previously Executive Director, Sales, Eastern Region at ESP Pharma from May 2002 until July 2003. Prior to joining ESP Pharma, Mr. Iwanicki held various sales, marketing and sales management positions at Eli Lilly and Company from 1988 until May 2002. Mr. Iwanicki received his B.A. in Marketing from Western New England College.

Laurie Torres has served as our Vice President, Human Resources since joining the Company in November 2003. She previously served as Vice President of Human Resources for Genitope, a biotechnology company focused on the commercialization of patient-specific immunotherapies in the treatment of cancer, from 2000 to 2003. Prior to that time, Ms. Torres was Senior Director of Human Resources for Heartport, Inc., a medical devices company specializing in minimally invasive cardiac surgery, from 1998 to 2000, and Director of Employment there from 1997 to 1998. She served in various human resources positions at Genentech, Inc. from 1990 to 1997, after beginning her career in human resources at Hewlett-Packard, Inc. in 1985. Ms. Torres earned her B.A. from California State University, Hayward.

Compensation of Executive Officers

The following table sets forth information concerning the compensation during the fiscal years ended December 31, 2004, 2003, and 2002 earned by our Chief Executive Officer and our four other most highly compensated executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2004 and one former executive officer who would have been included among the four other most highly compensated executive officers had he continued to serve as an executive officer through December 31, 2004 (collectively, the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

	Annual Compensation
Name & Principal Position	Year	Salary(1) ($)		Bonus ($)		Other Annual Compensation ($)		Long-Term Compensation Awards Securities Underlying Options (#)	All Other Compensation(2) ($)
Mark McDade	2004	517,477		250,000		—		140,000	2,000
Chief Executive Officer	2003	500,844		500,000	(3)	129,262	(4)	140,000	2,000
	2002	62,601		100,000	(5)	—		900,000	—

Brett Schmidli(6)	2004	348,689		80,000		26,390	(7)	60,000	—
Senior Vice President, Technical	2003	335,909		—		49,596	(8)	72,500	—
Operations	2002	246,709		132,786	(5)	15,772	(4)	162,500	—

Richard Murray(9)	2004	298,085		151,000	(10)	—		105,000	2,000
Senior Vice President and Chief	2003	202,600		—		—		105,000	2,000
Scientific Officer	2002	—		—		—		—	—

Steven E. Benner(11)	2004	367,605		80,000		—		70,000	—
Senior Vice President and Chief	2003	355,874		400,000	(5)	15,139	(4)	60,000	—
Medical Officer	2002	50,578		125,000	(5)	9,007	(4)	150,000	—

Laurie Torres(12)	2004	216,787		209,110	(13)	—		37,500	2,000
Vice President, Human Resources	2003	94,067		—		—		205,000	—
	2002	—		—		—		—	—

Laurence Jay Korn(14)	2004	361,657	(15)	—		515,000	(16)	—	—
Former Chairman of the Board	2003	516,242		—		—		20,000	2,000
	2002	512,075		—		—		300,000	2,000

(1)	Compensation deferred at the election of the executive officer under our 401(k) Plan is included in the year earned. Includes life insurance premiums paid by the Company.

(2)	Reflects Company matching 401(k) contributions.

(3)	Represents a relocation bonus paid by the Company.

(4)	Represents relocation costs reimbursed by the Company.

(5)	Represents a hiring bonus paid by the Company.

(6)	Brett Schmidli has served as our Senior Vice President, Technical Operations since January 2002.

(7)	Includes forgiveness of $1,390 of interest and $25,000 of principal from loan to Mr. Schmidli provided in connection with his joining the Company in January of 2002, as provided in the promissory note that was entered into at the time the loan was made.

(8)	Includes $47,336 relocation costs reimbursed by the Company and forgiveness of $2,260 of interest from loan to Mr. Schmidli provided in connection with his joining the Company in January of 2002, as provided in the promissory note that was entered into at the time the loan was made.

(9)	Richard Murray has been our Senior Vice President and Chief Scientific Officer since March 2004, and served as our Vice President, Research from April 2003 through February 2004.

(10)	Includes $91,000 as retention bonus.

(11)	Steve E. Benner has been our Senior Vice President and Chief Medical Officer since November 2002.

(12)	Laurie Torres has been our Vice President, Human Resources since November 2003.

(13)	Includes $204,110 relocation bonus.

(14)	Dr. Korn resigned as an executive officer of the Company and as Chairman of the Board of Directors in June 2004, but remains a member of the Board of Directors.

(15)	Includes approximately $100,000 paid in lieu of accrued, but unused, vacation time.

(16)	Represents a severance payment to Dr. Korn upon his resignation as an executive officer of the Company in June 2004.

Stock Options Granted in Fiscal 2004

The following table provides the specified information concerning grants of options to purchase our Common Stock made during the fiscal year ended December 31, 2004, to the Named Executive Officers:

OPTION GRANTS IN THE LAST FISCAL YEAR

Individual Grants		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Number of Securities Underlying Options Granted(1,2)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)(3)	Expiration Date	5% ($)	10% ($)
Mark McDade	140,000	4.31	15.25	7/23/2014	1,342,690	3,402,640
Brett Schmidli	60,000	1.85	15.25	7/23/2014	575,439	1,458,274
Richard Murray	105,000	3.23	15.25	7/23/2014	1,007,018	2,551,980
Steven E. Benner	70,000	2.15	15.25	7/23/2014	671,345	1,701,320
Laurie Torres	37,500	1.15	15.25	7/23/2014	359,649	911,421
Laurence Jay Korn	—	—	—	—	—	—

(1)	Options granted vest over a four year period at the rate of one fourth one year after the date specified at the time of grant (typically the hire date or an anniversary of the hire date) and -1/48 per month thereafter for each full month of the optionee’s continuous employment with the Company. Only vested shares are exercisable. All outstanding options held by employees have terms of ten years.

(2)	Under the 1991 and 1999 Stock Option Plans, the Board retains some discretion to modify the terms of outstanding options; see “Change of Control Arrangements, Termination of Employment Arrangements.”

(3)	All options granted to employees were granted at market value on the date of grant.

(4)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission’s rules. Actual gains, if any, on option exercises are dependent on the future performance of our Common Stock, overall market conditions and the optionee’s continued employment through the vesting period. Any amounts reflected in this table may not necessarily be achieved. As an illustration of the effects such assumed appreciation would have on a stockholder’s investment, one share of stock purchased at $20.66 in 2004 (closing price as of December 31, 2004) would yield profits of $12.99 per share at 5% appreciation per year over ten years or $32.93 per share at 10% appreciation per year over the same period. The “potential realizable values” in this table are calculated using the exercise price of the stock options and assuming 5% or 10% appreciation per year from that price over the ten-year term of the options granted.

Option Exercises and Fiscal 2004 Year End Values

The following table provides the specified information concerning exercises of options to purchase our Common Stock in the fiscal year ended December 31, 2004, and unexercised options held as of December 31, 2004, by the Named Executive Officers:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options at 12/31/04		Value of Unexercised In-the-Money Options at 12/31/04(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Unexercisable	Exercisable	Unexercisable	Exercisable
Mark McDade	100,000	1,072,370	641,251	438,749	6,910,931	5,101,569
Brett Schmidli	—	—	136,042	158,958	728,522	479,103
Richard Murray	17,500	213,123	142,188	50,312	1,222,487	466,438
Steven E. Benner	56,250	607,114	169,584	54,166	1,570,856	504,682
Laurie Torres	—	—	105,470	37,030	720,656	256,069
Laurence Jay Korn	306,400	4,946,605	11,668	2,108,332	63,907	12,231,143

(1)	Based on a value of $20.66, which was the closing price of our Common Stock as of December 31, 2004.

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 concerning our equity compensation plans:

	(a)	(b)	(c)
	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders	7,419,568	$13.49	5,166,925 (1)
Equity Compensation Plans Not Approved by Stockholders(2)	7,795,480	$19.09	1,952,277
Total	15,215,048	$16.36	7,119,202

(1)	Includes 807,894 shares available for future issuance under the Company’s 1993 Employee Stock Purchase Plan.

(2)	See footnote 14 to the Financial Statements in the Company’s Annual Report on Form 10-K for a description of the Company’s 1999 Nonstatutory Stock Option Plan.

Compensation of Directors

Currently, each director who is not an employee of the Company (an “Outside Director”) is authorized to receive cash compensation in the amount of $4,500 each fiscal quarter and may be reimbursed for expenses incurred in attending each Board and committee meeting. Each Outside Director is also authorized to receive an additional fee of $1,000 for each Board meeting at which the director is present in person and $500 for each Board meeting at which the director is present by telephone. In addition to the fees described for attendance at Board meetings, each member of the Audit Committee will also receive an annual retainer of $7,000, the Chair of the Audit Committee will receive an annual retainer of $9,000, members of the Compensation, Nominating and Governance and Scientific Review Committees will receive an annual retainer of $6,000 and the Chair of each of these latter committees will receive an annual retainer of $8,000. The Chair of the Board is also authorized to receive cash compensation in the amount of $25,000 each fiscal quarter. In addition, in 2004, the Chair of the Board was authorized to receive an option under our 1999 Stock Option Plan to purchase 25,000 shares and each member of each Board committee (other than the Stock Option Committee) was authorized to receive, for each committee on which he or she serves, an option under our 1999 Stock Option Plan to purchase 3,000 shares, each option vesting monthly over 12 months (subject to the optionee’s continued service on the committee), at an exercise price equal to the fair market value of our Common Stock on the date of grant.

The Company’s 2002 Outside Directors Stock Option Plan (the “2002 Directors Plan”) provides for automatic initial grants of options to purchase 12,000 shares (the “Initial Option”) of the Company’s Common Stock to each person who first becomes an Outside Director (whether upon initial election or appointment to the Board or upon ceasing to be an employee while remaining a director) and automatic annual grants to each Outside Director of options to purchase 12,000 shares (the “Annual Option”) of the Company’s Common Stock. Options under the 2002 Directors Plan are granted at the fair market value of the Company’s Common Stock on the date of grant and vest monthly over 12 months, as long as the optionee continues to be a director. Vesting of options granted under the 2002 Directors Plan will not overlap with vesting of options previously granted by the Company to the Outside Directors. As such, an Outside Director who holds one or more options previously granted to him or her by the Company at the time he or she was an employee of the Company (“Prior Employee Options”) that will continue to vest based upon the director’s continued service to the Company as an Outside Director, will be granted an Initial Option only upon the date that such Prior Employee Options cease to vest. Such directors receive an Annual Option on the date of the annual meeting immediately following the date on which they received an Initial Option. Additionally, all Annual Options are subject to downward adjustment to ensure that vesting of the Annual Options does not overlap with the vesting of any options previously granted by the Company to the Outside Directors.

Under the terms of the 2002 Directors Plan, in the event that (i) any person, entity or group becomes the beneficial owner of 40% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or (ii) the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately thereafter direct or indirect beneficial ownership of more than 50% of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately thereafter; or (iii) the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company), then options outstanding under the 2002 Directors Plan will become immediately exercisable and vested in full. The surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company’s rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation’s stock. Options that are not assumed, replaced or exercised will terminate.

Change of Control Arrangements, Termination of Employment Arrangements

Stock Option Plans

In the event of a sale of voting securities by our stockholders, a merger or consolidation to which we are a party, sale of all or substantially all of our assets, or liquidation or dissolution of the Company, following any of which the stockholders do not retain more than 50% of the total combined voting power of the stock of the Company or the acquiring corporation, the vesting of options held by full-time employees under our 1991 Stock Option Plan, 1999 Stock Option Plan and 1999 Nonstatutory Stock Option Plan will be accelerated by 25% of the total number of shares subject to such options if either (a) the acquiring corporation fails to assume the outstanding option or to substitute a substantially equivalent option for the acquiring corporation’s stock, or (b) within one year following such transaction the option holder’s employment is either terminated without cause or is constructively terminated.

Executive Retention and Severance Plan

We maintain the Executive Retention and Severance Plan (the “ERSP”), which provides certain severance and other benefits in connection with a change in control (as defined below) to our officers and key employees as designated by the Board or the Compensation Committee. At present, the ERSP covers all of our officers.

Under the ERSP, a change in control is deemed to have occurred in the event of (i) any acquisition of 40% or more of the Company’s outstanding voting securities, (ii) any merger or consolidation involving the Company in which the Company’s stockholders do not retain at least a majority of the total combined voting power of the Company or the combined entity, (iii) a sale or disposition of all or substantially all of the Company’s assets to a third party or (iv) 50% or greater turnover among the members of the Company’s Board over a period of two years or less. Upon a change in control, the ERSP provides for certain acceleration of the vesting of issued and outstanding stock options and shares of restricted stock held by participants. The extent of such vesting acceleration depends on a participant’s position with the Company, and, with respect to a participant’s outstanding Company stock options, whether such options are assumed in connection with the change in control. Upon a change in control, the vesting of all options and restricted stock held by each officer that serves on the Executive Team, formerly the Executive Committee, will be subject to acceleration. The Executive Team consists of the CEO and all executive officers who report directly to the CEO. It currently consists of Mr. McDade, Dr. Benner, Mr. Ebersole, Dr. Murray, Mr. Sato, Mr. Schmidli, Mr. Shah, Mr. Iwanicki and Ms. Torres. Options and restricted stock held by the CEO, Mr. McDade, will become fully vested. Options and restricted stock held by other officers on the Executive Team generally will become vested as to 50% of the shares subject to all future vesting installments, with the remaining unvested portion to continue vesting over the same period as before. If any participant’s stock options are not assumed in connection with the change in control, and if it would provide the participant with a greater benefit than that described in the preceding sentence, a participant with less than two years of employment with the Company will be credited with an additional two years of employment for option vesting purposes, and a participant with two or more years of employment with the Company will become vested in full under his or her outstanding options.

The ERSP provides for severance benefits in the event of a participant’s involuntary termination other than for “cause” or voluntary termination for “good reason” at any time within a specified time following a change in control, provided that, in the case of a person who was CEO at the time of the change in control, severance benefits accrue in the event of that person’s termination for any reason during the time specified following the change in control. Under the ERSP, “cause” is defined to include theft, dishonesty or fraud, improper use of confidential information, gross negligence or willful misconduct in the performance of one’s duties and conviction of a felony that materially impairs the participant’s ability to perform his or her duties; “good reason” is defined to include a demotion or other material adverse change in assigned duties, a decrease in salary or targeted bonus amount, or a reduction in benefits compared to those granted to comparable employees. The applicable time periods following a change in control during which severance benefits could become payable is three years in the case of the CEO, two years in the case of any officer on the Executive Team and one year in the case of all other participants.

Upon any termination of employment under the above circumstances, provided that the participant executes a prescribed release of claims against the Company, the participant is entitled to certain health and life insurance benefits for the applicable period, full vesting of all stock options and shares of restricted stock held by such participant and a lump sum severance payment equal to the equivalent of three years’ salary and bonus in the case of a participant who was CEO at the time of the change in control, two years in the case of any officer on the Executive Team and one year in the case of all other participants. For purposes of calculating the amount of such severance payment, salary is based on the participant’s annual base salary immediately prior to termination or, if higher, immediately prior to the change in control, and bonus is based on the greatest of (i) the aggregate bonuses earned by the participant during the fiscal year preceding the change in control, (ii) the aggregate bonuses earned during the fiscal year preceding the termination, or (iii) the aggregate bonuses that would be earned during the current fiscal year, assuming attainment of 100% of applicable performance goals for that year.

The ERSP may not be terminated or amended without written approval by each participant affected by such termination or amendment.

Other Termination of Employment Arrangements

Pursuant to the terms of an offer letter between Mr. McDade and the Company, dated October 24, 2002, Mr. McDade was offered employment with the Company in the position of CEO. Pursuant to the terms of the offer letter, in the event that Mr. McDade’s employment is terminated by us without “cause” (as defined in the ERSP), and upon his execution and delivery to us of a general release in a form reasonably satisfactory to the Company, Mr. McDade will be entitled to salary and bonus continuation at the same level as the most recently awarded bonus or at the maximum bonus rate if such termination occurs prior to his first bonus, but excluding other employment benefits, for one year from the date of such termination, or until Mr. McDade accepts a full time position with another company, whichever occurs first, less standard withholdings and deductions.

In connection with Dr. Laurence Korn’s resignation as Chief Executive Officer of the Company, effective on May 1, 2002, we entered into a Special Compensation and Continued Employment Agreement (the “Continued Employment Agreement”) with Dr. Korn pursuant to which Dr. Korn remained Chairman of the Board and responsible for certain other duties described in the Continued Employment Agreement. During the remainder of Dr. Korn’s employment, Dr. Korn was entitled to receive the same salary, benefits and vesting of stock options as before his resignation, provided that, after April 30, 2004, his salary was subject to re-negotiation. On March 26, 2004, the Company and Dr. Korn entered into Amendment No. 1 to the Special Compensation and Continued Employment Agreement (the “Amended Agreement”). Pursuant to the Amended Agreement, on June 30, 2004, Dr. Korn resigned as Chairman of the Company’s Board and as an employee of the Company, delivered to the Company a signed general release as provided under the Amended Agreement and received a lump sum payment of $515,000 in addition to his accrued but unused vacation time, less applicable withholding taxes. Dr. Korn also became vested in 12 months of unvested stock options previously granted to him under the Company’s stock option plans. Dr. Korn will continue to receive certain current fringe benefits until June 30, 2005. The Company provided Dr. Korn with leased office space without charge until February 28, 2005.

On October 24, 2002, we entered into a Stock Option Agreement with Mr. Ebersole in connection with Mr. McDade accepting employment with us as CEO and replacing Mr. Ebersole who had been serving as CEO on an interim basis. Pursuant to the terms of the Agreement, Mr. Ebersole was granted an additional option to purchase 50,000 shares of Company Common Stock, pursuant to the 1999 Stock Option Plan. These options vest according to our standard four-year vesting schedule pursuant to which one quarter of the shares underlying such options vest one year from the date of grant, and the remainder of such options vest one forty eighth per month thereafter. In addition, such options will accelerate such that the option is fully vested and immediately exercisable if Mr. Ebersole is either (i) terminated without Cause, or (ii) resigns for Good

Reason, each as defined in the Stock Option Agreement evidencing the option grant. The option is exercisable for the 12-month period following termination of Service for any reason, other than Cause. The foregoing capitalized terms are defined in the Stock Option Agreement evidencing the grant of the option to Mr. Ebersole.

Indebtedness of Management

In March and June 2002, we lent an aggregate of $150,000 to Mr. Brett Schmidli for the purchase of a home in Minnesota in connection with his commencement of employment with us at our Plymouth, Minnesota location. (The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002, which now prohibits such loans.) The loan is evidenced by two promissory notes, one for an amount of $50,000 (the “Forgivable Loan”) and one for an amount of $100,000 (the “Repayable Loan”). Each of the Forgivable Loan and the Repayable Loan bears interest at the minimum interest rate required to be charged on a loan to avoid the imputation of interest income under the Internal Revenue Code which is 4.52% on the Forgivable Loan and 4.74% on the Repayable Loan.

Pursuant to the terms of the Forgivable Loan, provided Mr. Schmidli remains a full-time employee of the Company, accumulated interest will be forgiven on each anniversary date of the loan, and, in addition, one-half of the principal amount will be forgiven on the second anniversary of the loan and the remaining balance of the principal amount will be forgiven on the fourth anniversary of the loan. If Mr. Schmidli’s full-time employment with the Company is terminated at any time before the Forgivable Loan is forgiven, any unforgiven portion of the Forgivable Loan will become immediately due and payable. The Repayable Loan is repayable as follows: (1) on each of the first and second anniversary dates of the loan, all then-accrued and unpaid interest is due; (2) on the third anniversary date of the loan, 50% of the principal as well as any then-accrued and unpaid interest is due; and (3) on the forth anniversary date of the loan, the balance of all principal as well as any then-accrued and unpaid interest under the loan is due. If Mr. Schmidli’s full-time employment with the Company is terminated at any time before the Repayable Loan is repaid, any non-repaid portion of the Repayable Loan will become immediately due and payable.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION (1)

The Compensation Committee (the “Committee”) is comprised of members of the Board of Directors who the Board of Directors has determined are “independent directors” for purposes of the Nasdaq Marketplace Rules. The current members of the Committee are Karen Dawes, George M. Gould and Jon Saxe. Until July 2004, the Committee was comprised of Mr. Gould and Max Link. Ms. Dawes and Mr. Saxe were appointed to the Committee in July 2004 following the resignation from the Committee of Dr. Link. [***] was appointed to the Committee to replace Mr. Gould when his term expires, effective as of the date of the 2005 annual meeting.

The Board of Directors has adopted a written charter establishing the responsibilities and authority of the Committee. Under its charter, the Committee is responsible for discharging the responsibilities of the Board of Directors relating to the compensation and benefits of the Company’s executive officers, including administering the policies governing annual compensation of executive officers and, after considering the performance of the Company and the Company’s executive officers, approving the grant of stock options to eligible executive officers under the Company’s stock option plans, recommending to the Board of Directors the bonus and annual salary component of the chief executive officer’s compensation, and approving the bonus and annual salary component of the other executive officers’ compensation.

Compensation Policies

The goals of the Company’s compensation programs are to attract, retain and reward executive officers who contribute to the overall success of the Company and to align the interests of the executive officers with the long-term interests of stockholders. The Committee aims to meet these goals through its policy of offering compensation packages that are competitive within the Company’s industry. The Committee evaluates the extent to which individual executives contribute to achieving the Company’s business and scientific objectives, and high performing executives are rewarded using annual base salary merit increases, cash bonuses and stock option grants.

To assist the Committee in setting the levels of compensation for each executive officer, the Company’s human resources staff provides the Committee with salary, bonus and option survey data from third party sources. The Committee uses this survey data to compare the compensation paid to executive officers of the Company with compensation awarded by other companies in the biotechnology and pharmaceutical industries. In setting the compensation of the chief executive officer, the Committee utilizes an independent compensation consultant to assist it in defining a peer group of similar companies in the Company’s industry and to provide a comparison of the compensation paid to the Company’s chief executive officer with that paid to chief executive officers in the peer group of companies. It is the Committee’s policy to establish annual bonus opportunities as a significant component of each executive officer’s annual compensation and to award these bonuses based upon the achievement of individual and Company performance objectives. Finally, the Committee believes that employee equity ownership is highly motivating and provides the Company’s executive officers with a significant incentive to create value for our stockholders. For this reason, the Committee relies on stock option grants and stock ownership as a performance incentive for executive officers.

Compensation Components

Salaries, annual bonus opportunities and stock option grants for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment, taking into consideration total compensation for comparable positions in similar industries, salaries and stock option grants earned by the other executive officers of the Company, and the individual’s experience, reputation in his or her industry and expected contributions to the Company. Additionally, due to the high cost of living in the Company’s San Francisco Bay Area headquarters location, the Company may in some instances pay relocation or hiring bonuses in order to attract executive officers and other key personnel.

Subsequent annual changes to the compensation package for each executive officer (including base salary adjustment, bonus and stock option grant) are based on the Committee’s determination of the extent to which the Company has achieved its corporate goals, the extent to which the executive officer has met or exceeded individual goals, competitive compensation data and the Company’s annual merit increase budget established by the Committee. In the last quarter of each year, the Board of Directors establishes annual corporate financial and business goals for the following year. An executive officer’s individual goals are determined annually by the chief executive officer and relate to strategic goals within the responsibility of that executive officer, such as the identification of new research targets, the achievement of critical milestones in the Company’s development of its products and capabilities, the Company’s ability to enter into new licensing and other collaborative arrangements and the officer’s ability to recruit and retain qualified employees. Performance assessments for each individual are presented by the chief executive officer and reviewed by the Committee. The review includes feedback from supervisors, peers and subordinates of the Company’s executive officers.

The Committee reviewed the 2003 salaries of the Company’s executive officers in April, 2004. In determining a budget for merit-based salary increases for 2004, the Committee took into account competitive salary survey data provided by the Company’s human resources staff. For 2004, the Committee established a merit-based salary increase budget equal to approximately four percent of aggregate executive officer base salaries. Individual executive officer salary increases were proposed by the chief executive officer and were evaluated by the Committee, taking into account competitive market comparisons and each executive officer’s individual performance. Merit-based salary increases for the Company’s executive officers, other than the chief executive officer, approved by the Committee for 2004 ranged from zero percent to six percent, with an average merit-based salary increase of 3.3%. In addition, several executive officers received salary increases based upon promotions or market-based adjustments.

In awarding annual bonuses to its executive officers, the Committee first determines the extent to which the Company has successfully achieved the corporate goals previously specified by the Board of Directors. Based on the successful completion of significant corporate goals in 2003 and 2004, including the progress of key research projects and clinical trials, the recruitment of new personnel and the achievement of business development milestones, and on an evaluation of compensation practices at comparable companies, the Committee established, in April 2004 and February 2005, the size of the Company’s annual bonus pool for 2003 and 2004, respectively, and set a range of bonus levels for which the Company’s executive officers, excluding the chief executive officer, would be eligible, expressed as a percentage of the officer’s annual salary. Within the applicable range, the Committee determined the bonus for each executive officer (other than the chief executive officer) based on the Committee’s evaluation of the individual’s performance, including the contribution of the individual executive officer to the corporate goals and the recommendation of the chief executive officer. The bonus for the chief executive officer was determined as described below.

The Company also uses a merit-based stock option compensation program for all employees of the Company, pursuant to which the Committee considers awarding stock option grants to executive officers annually. The Committee evaluates the performance of each executive officer, including the achievement of individual goals, as described above. Depending on their positions, executive officers were eligible to receive stock option grants ranging from 12,500 to 80,000 shares. In July 2004, the Committee approved stock option grants to all of the eligible officers of the Company. All stock options granted by the Committee had exercise prices equal to the closing price of the Company’s Common Stock as quoted on the Nasdaq National Market on the date of grant. As a result, these stock options will provide value to the executive officers only when the price of the Company’s Common Stock increases over the options’ exercise prices.

Chief Executive Officer’s Compensation

The Committee intends that the chief executive officer’s compensation be competitive within the Company’s industry and responsive to the achievement by the chief executive officer and the Company of specific corporate goals. The chief executive officer’s goals are approved by the Committee and relate to the overall success of the Company in achieving its goals. The Committee engages an independent consultant to advise it on the chief executive officer’s compensation. The consultant performs a competitive analysis of the total compensation, including both cash and equity compensation, of chief executive officers of a selected peer group of biotechnology and pharmaceutical companies. This analysis assists the Committee to establish the range of chief executive officer total compensation within the Company’s industry. The Committee targets the Company’s chief executive officer compensation within the middle of the peer group range if the chief executive officer’s goals are met.

In April 2004, the Committee evaluated Mr. McDade’s performance during 2003 to determine whether and to what extent it would recommend to the Board of Directors that Mr. McDade be awarded a bonus for his performance in 2003 (payable out of the Company’s 2003 bonus pool), a merit increase to his base salary and a stock option grant. The Committee determined that Mr. McDade exceeded his specific goals for 2003, including the achievement of milestones relating to the Company’s proprietary products (such as clinical development milestones) and antibody humanization technology, the completion of business development transactions, the achievement of organizational development objectives, and management to budget. The Committee therefore recommended to the Board of Directors, and the Board approved, the payment to Mr. McDade of a bonus for 2003 equal to 50% of Mr. McDade’s 2003 base salary and a merit increase in Mr. McDade’s 2004 base salary of $20,000. The Committee also approved, in April 2004, a stock option grant to Mr. McDade of 140,000 shares at an exercise price equal to the closing price of the Company’s Common Stock as quoted on the Nasdaq National Market on the date of grant and subject to the Company’s standard four-year vesting schedule.

In February 2005, the Committee evaluated Mr. McDade’s performance during 2004 to determine whether and to what extent it would recommend to the Board of Directors that he be awarded a bonus for 2004 (payable out of the Company’s 2004 bonus pool) and a merit increase to his base salary. The Committee determined that Mr. McDade exceeded his specific goals for 2004, including advancing the Company’s clinical pipeline, driving the organization towards commercialization, developing corporate partners, and managing to budget. The Committee therefore recommended to the Board of Directors, and the Board approved, the payment to Mr. McDade of a bonus for 2004 equal to 60% of Mr. McDade’s 2004 base salary and a merit increase in Mr. McDade’s 2005 base salary of $26,000. Mr. McDade’s base salary for 2005 will be $546,000.

Compliance with Internal Revenue Code Section 162(m)

The Committee has considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to the Company’s chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from the Company’s annual bonus plan do not qualify for an exemption from these restrictions, while income from grants of stock options under the 1999 Stock Option Plan generally qualifies for an exemption from these restrictions. Since July 2004, George M. Gould and Karen Dawes, who qualify as outside directors for purposes of qualifying executive compensation for deductibility under Section 162(m) have been solely responsible for the grant of stock options to executive officers. Beginning as of the date of the 2005 annual meeting, [***] and Ms. Dawes, who qualify as outside directors for purposes of qualifying executive compensation for deductibility under Section 162(m) will be solely responsible for the grant of stock options to executive officers. Mr. Saxe, who does not qualify as an outside director for the purposes of Section 162(m), does not participate in decisions regarding the grant of such options. In the future, the Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Committee’s policy is to qualify the Company’s executives’ compensation for deductibility under applicable tax laws to the maximum extent possible, consistent with the Company’s compensation objectives.

2005 Compensation Policy Changes

The Committee has considered the need for changes to the Company’s broad-based equity incentive program to be proposed to the stockholders for their approval at the annual meeting. Historically, the Committee has relied exclusively on stock options to provide equity incentives for the Company’s executive officers. However, the Committee has determined that, in light of the pending changes in accounting principles applicable to stock-based compensation, an expanded range of stock-based and cash-based compensation incentives may be better suited to assisting the Company to meet its goals. For this reason, the stockholders will be asked to approve at the annual meeting the adoption of a new 2005 Equity Incentive Plan.

Stock Ownership Guidelines

The Board of Directors has also adopted Stock Ownership Guidelines requiring minimum ownership levels for certain individuals of Company common stock from all sources, including personal and trust holdings, restricted stock and exercised stock options. These Guidelines apply to the Company’s chief executive officer, the next five most highly compensated officers (determined by base cash compensation) and the nonemployee members of the Board of Directors. Within seven years following the adoption of these Guidelines if the covered individual is currently employed by the Company, or within seven years following the later commencement of the covered individual’s relationship with the Company, nonemployee directors and covered executive officers (other than the chief executive officer) are expected to own shares equal in value to three times his or her annual cash retainer or base salary, as applicable, and the chief executive officer is expected to own shares equal in value to five times his annual base salary. The Board of Directors is permitted, in its discretion, to waive the application of the Guidelines to any covered individual if it determines that, as a result of the individual’s personal circumstances, application of the Guidelines would result in a hardship.

COMPENSATION COMMITTEE

George M. Gould
Karen Dawes
Jon S. Saxe
Max Link

(1)	The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REPORT OF THE AUDIT COMMITTEE (1)

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2004. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and operates under a formal written charter attached as Appendix C to the Company’s Proxy Statement for its 2004 Annual Meeting of Stockholders.

The Company’s management has the primary responsibility for the preparation, presentation and integrity of the Company’s consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in the Company’s Annual Report on Form 10-K with the Company’s management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed the Company’s consolidated audited financial statements with the independent auditors, Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of the Company’s consolidated audited financial statements with generally accepted accounting principles in the United States and for auditing management’s assessment of effectiveness of internal control over financial reporting, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), as amended by SAS 90 (Audit Committee Communications), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements. The Audit Committee also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, which relates to the independent auditor’s independence from the Company and its related entities, and discussed with Ernst & Young LLP their independence from the Company. The Audit Committee met with Ernst & Young LLP with and without management present, to discuss the results of their examination, their consideration of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s consolidated audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Karen Dawes
George M. Gould
Max Link

(1)	The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

COMPARISON OF STOCKHOLDER RETURNS (1)

Comparison of Cumulative Total Return(2) From January 1, 2000 through December 31, 2004.(3)

Protein Design Labs (PDL)
AMEX-Biotech (AMEX)
NASDAQ
650
600
550
500
450
400
350
300
250
200
150
100
50
-
12/31/1999
6/30/2000
12/31/2000
6/30/2001
12/31/2001
6/30/2002
12/31/2002
6/30/2003
12/31/2003
6/30/2004
12/31/2004

	12/31/99	3/31/00	6/30/00	9/30/00	12/31/00	3/31/01	6/30/01
PDL	175	199	412	603	434	223	434
AMEX	241	308	397	474	391	290	377
NASDAQ	262	294	256	235	158	118	139

	9/30/01	12/31/01	3/31/02	6/30/02	9/30/02	12/31/02	3/31/03
PDL	236	328	171	109	83	85	74
AMEX	277	357	308	215	197	208	205
NASDAQ	96	125	119	95	76	87	87

	6/30/03	9/30/03	12/31/03	3/31/04	6/30/04	9/30/04	12/31/04
PDL	142	141	179	136	109	112	118
AMEX	266	279	302	134	133	134	139
NASDAQ	105	116	129	49	50	47	54

(1)	The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

(2)	Annual relative change in the cumulative total return on the Company’s Common Stock with the Center for Research in Securities Prices (CRSP) Total Return Index for the Nasdaq National Market (U.S. Companies) and the American Stock Exchange Biotechnology Index (“AMEX-Biotech”). AMEX-Biotech is calculated using equal dollar weighting methodology.

(3)	Assumes that $100.00 was invested on January 1, 2000, in the Company’s Common Stock at the closing sale price for the Company’s Common Stock on December 31, 1999 and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company’s Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each director, executive officer, and beneficial owner of more than 10% of a registered class of equity securities of the Company who is subject to Section 16 of the Securities Exchange Act of 1934 is required by Section 16(a) of such act to report to the SEC by a specified date his or her transactions in our securities. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person. To our knowledge, based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners under Section 16(a) were complied with during the year ended December 31, 2004, with the exception of one Form 4 reporting one transaction for Richard Murray. A timely filed Form 4 reporting this transaction by Dr. Murray was previously filed and amended to correct the number of shares acquired but the amendment underreported the number of shares involved. A second amended Form 4 including the correct number of shares has been filed.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Proposals of stockholders intended to be included in the Company’s Proxy Statement for the next annual meeting of stockholders of the Company (i) must be received no later than January 3, 2006 by the Company at its offices at 34801 Campus Drive, Fremont, California 94555, and (ii) must satisfy the conditions established by the SEC for stockholder proposals to be included in the Company’s Proxy Statement for that meeting. Should a stockholder proposal be brought before the 2006 Annual Meeting of Stockholders, regardless of whether it is included in the Company’s proxy materials, the Company’s management proxy holders will be authorized by the Company’s proxy form to vote for or against the proposal, in their discretion, if the Company does not receive notice of the proposal at its principal executive offices prior to the close of business on March 19, 2006. Should a stockholder proposal be brought before the 2006 Annual Meeting of Stockholders, and such proposal is received by the Company after January 3, 2006 but before March 19, 2006, the Company’s management proxy holders will be authorized by the Company’s proxy form to vote for or against the proposal, in their discretion, if the Company includes in its proxy materials advice on the nature of the matter and how the management proxy holders intend to vote on such proposal; however, the management proxy holders will not be given such discretionary authority with respect to any proposal for which the stockholder submitting the proposal: (i) provides the Company with a written statement before March 19, 2006 that such stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal; (ii) includes the same statement in the proxy materials it files; and (iii) immediately after soliciting the percentage of stockholders required to carry the proposal, provides the Company with a statement from any solicitor or other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the annual meeting is as set forth above. If any other matter or matters are properly brought before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

Douglas O. Ebersole
Secretary
Dated: May   , 2005

APPENDIX A
2005 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

1. Establishment, Purpose and Term of Plan		A-1
1.1	Establishment	A-1
1.2	Purpose	A-1
1.3	Term of Plan	A-1

2. Definitions and Construction		A-1
2.1	Definitions	A-1
2.2	Construction	A-6

3. Administration		A-6
3.1	Administration by the Committee	A-6
3.2	Authority of Officers	A-6
3.3	Administration with Respect to Insiders	A-7
3.4	Committee Complying with Section 162(m)	A-7
3.5	Powers of the Committee	A-7
3.6	Option or SAR Repricing	A-8
3.7	Indemnification	A-8

4. Shares Subject to Plan		A-8
4.1	Maximum Number of Shares Issuable	A-8
4.2	Share Accounting	A-8
4.3	Adjustments for Changes in Capital Structure	A-8

5. Eligibility, Participation and Award Limitations		A-9
5.1	Persons Eligible for Awards	A-9
5.2	Participation in Plan	A-9
5.3	Award Limitations	A-9

6. Stock Options		A-11
6.1	Exercise Price	A-11
6.2	Exercisability and Term of Options	A-11
6.3	Payment of Exercise Price	A-11
6.4	Effect of Termination of Service	A-12
6.5	Transferability of Options	A-12

7. Stock Appreciation Rights		A-13
7.1	Types of SARs Authorized	A-13
7.2	Exercise Price	A-13
7.3	Exercisability and Term of SARs	A-13
7.4	Exercise of SARs	A-13
7.5	Deemed Exercise of SARs	A-14
7.6	Effect of Termination of Service	A-14
7.7	Nontransferability of SARs	A-14

8. Restricted Stock Awards		A-14
8.1	Types of Restricted Stock Awards Authorized	A-14
8.2	Purchase Price	A-14
8.3	Purchase Period	A-14
8.4	Payment of Purchase Price	A-15
8.5	Vesting and Restrictions on Transfer	A-15
8.6	Voting Rights; Dividends and Distributions	A-15
8.7	Effect of Termination of Service	A-15
8.8	Nontransferability of Restricted Stock Award Rights	A-16

9. Restricted Stock Unit Awards		A-16
9.1	Grant of Restricted Stock Unit Awards	A-16
9.2	Purchase Price	A-16
9.3	Vesting	A-16
9.4	Voting Rights, Dividend Equivalent Rights and Distributions	A-16
9.5	Effect of Termination of Service	A-16
9.6	Settlement of Restricted Stock Unit Awards	A-17
9.7	Nontransferability of Restricted Stock Unit Awards	A-17

10. Performance Awards		A-17
10.1	Types of Performance Awards Authorized	A-17
10.2	Initial Value of Performance Shares and Performance Units	A-17
10.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	A-17
10.4	Measurement of Performance Goals	A-18
10.5	Settlement of Performance Awards	A-19
10.6	Voting Rights; Dividend Equivalent Rights and Distributions	A-20
10.7	Effect of Termination of Service	A-21
10.8	Nontransferability of Performance Awards	A-21

11. Deferred Compensation Awards		A-21
11.1	Establishment of Deferred Compensation Award Programs	A-21
11.2	Terms and Conditions of Deferred Compensation Awards	A-21

12. Cash-Based Awards and Other Stock-Based Awards		A-22
12.1	Grant of Cash-Based Awards	A-22
12.2	Grant of Other Stock-Based Awards	A-22
12.3	Value of Cash-Based and Other Stock-Based Awards	A-23
12.4	Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards	A-23
12.5	Voting Rights; Dividend Equivalent Rights and Distributions	A-23
12.6	Effect of Termination of Service	A-23
12.7	Nontransferability of Cash-Based Awards and Other Stock-Based Awards	A-23

13. Standard Forms of Award Agreement		A-23
13.1	Award Agreements	A-23
13.2	Authority to Vary Terms	A-24

14. Change in Control		A-24
14.1	Effect of Change in Control on Options and SARs	A-24
14.2	Effect of Change in Control on Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards	A-24
14.3	Effect of Change in Control on Deferred Compensation Awards	A-24
14.4	Effect of Change in Control on Cash-Based Awards and Other Stock-Based Awards	A-25

15. Compliance with Securities Law		A-25

16. Tax Withholding		A-25
16.1	Tax Withholding in General	A-25
16.2	Withholding in Shares	A-25

17. Amendment or Termination of Plan		A-26

18. Compliance with Section 409A		A-26
18.1	Awards Subject to Section 409A	A-26
18.2	Deferral and/or Distribution Elections	A-26
18.3	Subsequent Elections	A-26
18.4	Distributions Pursuant to Deferral Elections	A-27
18.5	Unforeseeable Emergency	A-27
18.6	Disabled	A-27
18.7	Death	A-28
18.8	No Acceleration of Distributions	A-28

19. Miscellaneous Provisions		A-28
19.1	Repurchase Rights	A-28
19.2	Forfeiture Events	A-28
19.3	Provision of Information	A-28
19.4	Rights as Employee, Consultant or Director	A-28
19.5	Rights as a Stockholder	A-29
19.6	Delivery of Title to Shares	A-29
19.7	Fractional Shares	A-29
19.8	Retirement and Welfare Plans	A-29
19.9	Beneficiary Designation	A-29
19.10	Severability	A-29
19.11	No Constraint on Corporate Action	A-29
19.12	Unfunded Obligation	A-29
19.13	Choice of Law	A-30

Protein Design Labs, Inc.
2005 Equity Incentive Plan

1.	Establishment, Purpose and Term of Plan.

1.1  Establishment. The Protein Design Labs, Inc. 2005 Equity Incentive Plan (the “Plan”) is hereby established effective as of June 8, 2005, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2  Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based Awards and Other Stock-Based Awards.

1.3  Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.	Definitions and Construction.

2.1  Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)  “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)  “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c)  “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 12.

(f)  “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g)  “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i)  any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors; or

(ii)  an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(cc)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)  a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h)  “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(i)  “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j)  “Company” means Protein Design Labs, Inc., a Delaware corporation, or any successor corporation thereto.

(k)  “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(l)  “Covered Employee” means any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent

(25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(m)  “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.

(n)  “Director” means a member of the Board.

(o)  “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p)  “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q)  “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)  “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)  Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)  Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii)  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(t)  “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award, (iv) a Deferred Compensation Award which is an elective cash compensation reduction award described in Section 11.1(a) or a stock issuance deferral award described in Section 11.1(b), or (v) an Other Stock-Based award based on appreciation in the Fair Market Value of the Stock.

(u)  “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v)  “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w)  “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(x)  “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:

N =	X(A-B)/A, where
“N” = the number of shares of Stock to be issued to the
Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock
determined on the exercise date; and
“B” = the exercise price per share (as defined in the
Participant’s Award Agreement)

(y)  “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(z)  “Officer” means any person designated by the Board as an officer of the Company.

(aa)  “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.

(bb)  “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 12.

(cc)  “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(dd)  “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ee)  “Participant” means any eligible person who has been granted one or more Awards.

(ff)  “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(gg)  “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(hh)  “Performance Award” means an Award of Performance Shares or Performance Units.

(ii)  “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(jj)  “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(kk)  “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(ll)  “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(mm)  “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(nn)  “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(oo)  “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(pp)  “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(qq)  “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(rr)  “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 or Section 11, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9 or Section 11, as applicable, and the Participant’s Award Agreement.

(ss)  “Restriction Period” means the period established in accordance with Section 8.5 during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(tt)  “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(uu)  “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(vv)  “Section 162(m)” means Section 162(m) of the Code.

(ww)  “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).

(xx)  “Securities Act” means the Securities Act of 1933, as amended.

(yy)  “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(zz)  “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(aaa)  “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(bbb)  “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ccc)  “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s purchase price for such shares upon the Participant’s termination of Service.

2.2  Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.  Administration.

3.1  Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2  Authority of Officers.  The Chief Executive Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3  Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4  Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5  Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)  to determine the type of Award granted;

(c)  to determine the Fair Market Value of shares of Stock or other property;

(d)  to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)  to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f)  to approve one or more forms of Award Agreement;

(g)  to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)  to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)  without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.3) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k)  to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any

Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6  Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.7  Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.  Shares Subject to Plan.

4.1  Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to two million three hundred thousand (2,300,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2  Share Accounting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.3  Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any related guidance issued by the U.S. Treasury Department, where applicable.

5.  Eligibility, Participation and Award Limitations.

5.1  Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2  Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3  Award Limitations.

(a)  Incentive Stock Option Limitations.

(i)  Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed two million three hundred thousand (2,300,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and Section 4.3.

(ii)  Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(iii)  Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan)

become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b)  Minimum Vesting Conditions. Each Option, SAR and Full Value Award which vests on the basis of the Participant’s continued Service shall contain Vesting Conditions pursuant to which the vesting of at least twenty-five percent (25%) of the number of shares or units subject to the Award requires at least three (3) years of the Participant’s Service following the effective date of grant of the Award, and each such Award which vests on the basis of the attainment of performance goals shall not provide for a performance period of less than twelve (12) months; provided, however, that such limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

(c)  Maximum Annual Aggregate Award Limits. Subject to adjustment as provided in Section 4.3, no Participant shall be granted within any fiscal year of the Company, other than the fiscal year in which such Participant’s Service with the Company commences, one or more Awards that may be settled in Stock which in the aggregate are for more than a number of shares equal to nine percent (9%) of the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1

(d)  Section 162(m) Award Limits. The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:

(i)  Options and SARs. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million six hundred thousand (1,600,000) shares.

(ii)  Restricted Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than two hundred thousand (200,000) shares.

(iii)  Performance Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than one hundred thousand (100,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award.

(iv)  Cash-Based Awards and Other Stock-Based Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than one hundred thousand (100,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award.

6.  Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

6.1  Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2  Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of seven (7) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate seven (7) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3  Payment of Exercise Price.

(a)  Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)  Limitations on Forms of Consideration.

(i)  Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

(ii)  Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4  Effect of Termination of Service.

(a)  Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i)  Disability.    If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)  Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii)  Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated in the case of any other Participant, but in any event no later than the Option Expiration Date.

(b)  Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)  Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5  Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.  Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 18 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

7.1  Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2  Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3  Exercisability and Term of SARs.

(a)  Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)  Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of seven (7) years after the effective date of grant of such SAR.

7.4  Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5  Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6  Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7  Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

8.  Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

8.1  Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2  Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3  Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4  Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

8.5  Vesting and Restrictions on Transfer. Subject to Section 5.3(b), Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6  Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7  Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8  Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.  Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

9.1  Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2  Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3  Vesting. Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4  Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5  Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6  Settlement of Restricted Stock Unit Awards.    The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. If permitted by the Committee, subject to the provisions of Section 18 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.

9.7  Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.  Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

10.1  Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2  Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3  Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period,

Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4  Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)  Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)   revenue;

(ii)   sales;

(iii)   expenses;

(iv)   operating income;

(v)   gross margin;

(vi)   operating margin;

(vii)   earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)   pre-tax profit;

(ix)   net operating income;

(x)   net income;

(xi)   economic value added;

(xii)   free cash flow;

(xiii)   operating cash flow;

(xiv)   stock price;

(xv)   earnings per share;

(xvi)   return on stockholder equity;

(xvii)   return on capital;

(xviii)   return on assets;

(xix)   return on investment;

(xx)   employee satisfaction;

(xxi)   employee retention;

(xxii)   balance of cash, cash equivalents and marketable securities;

(xxiii)   market share;

(xxiv)   product regulatory approvals;

(xxv)   projects in development;

(xxvi)   regulatory filings;

(xxvii)   research and development expenses; and

(xxviii)  completion of a joint venture or other corporate transaction.

(b)  Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5  Settlement of Performance Awards.

(a)  Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)  Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c)  Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d)  Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)  Payment in Settlement of Performance Awards. Subject to the provisions of Section 18 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and subject to the provisions of Section 18 with respect to Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f)  Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6  Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7  Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)  Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of days of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)  Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

10.8  Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.  Deferred Compensation Awards.

11.1  Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, subject to the provisions of Section 18 with respect to Section 409A, may establish one or more programs pursuant to the Plan under which:

(a)  Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b)  Stock Issuance Deferral Awards. Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i)  shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii)  cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii)  cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

11.2  Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award

Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.

(a)  Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(b)  Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award which complies with Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

12.  Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 18 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

12.1  Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

12.2  Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3  Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

12.4  Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the provisions of Section 18 with respect to Code Section 409A.

12.5  Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent rights shall not be granted with respect to Cash-Based Awards.

12.6  Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.

12.7  Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.

13.  Standard Forms of Award Agreement.

13.1  Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

13.2  Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14.  Change in Control.

14.1  Effect of Change in Control on Options and SARs. Subject to the provisions of Section 18 with respect to Section 409A if applicable, the Committee may provide for any one or more of the following:

(a)  Accelerated Vesting. The Committee may, in its sole discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b)  Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock. Any Options or SARs which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)  Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options and SARs as soon as practicable following the date of the Change in Control and in respect of the unvested portion of their canceled Options and SARs in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control.

14.2  Effect of Change in Control on Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards. Subject to the provisions of Section 18 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Award, Restricted Stock Unit Award or Performance Award for, or in the event of a Change in control may take such actions as it deems appropriate to provide for, the lapsing of the Restriction Period applicable to the shares subject to the Restricted Stock Award (and, in the case of Restricted Stock Units and Performance Awards, acceleration of the vesting and settlement of such Award) upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

14.3  Effect of Change in Control on Deferred Compensation Awards. Subject to the provisions of Section 18 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Deferred Compensation Award or, in the event of a Change in control, may take such actions as it deems appropriate to provide that, in the event of a Change in Control, the Stock Units pursuant to such Award shall become vested and shall be settled effective as of the date of the Change in Control to such extent as the Committee shall determine.

14.4  Effect of Change in Control on Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of Section 18 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award for, or in the event of a Change in control may take such actions as it deems appropriate to provide for, acceleration of the vesting and settlement of such Award upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

15.  Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16.  Tax Withholding.

16.1  Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2  Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

17.  Amendment or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.  Compliance with Section 409A.

18.1  Awards Subject to Section 409A. The provisions of this Section 18 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a)  Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

(b)  Each Deferred Compensation Award.

(c)  Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period”  means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

18.2  Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a)  All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b)  All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c)  Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 18.3.

18.3  Subsequent Elections. Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a)  No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)  Each subsequent Election related to a distribution in settlement of an Award not described in Section 18.3(b), 18.4(b), or 18.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)  No subsequent Election related to a distribution pursuant to Section 18.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

18.4  Distributions Pursuant to Deferral Elections. No distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a)  Separation from service (as determined by the Secretary of the United States Treasury);

(b)  The date the Participant becomes Disabled (as defined below);

(c)  Death;

(d)  A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 18.2 and/or 18.3, as applicable;

(e)  To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f)  The occurrence of an Unforeseeable Emergency (as defined below).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 18.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

18.5  Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

18.6  Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a)  the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b)  the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

18.7  Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

18.8  No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

19.  Miscellaneous Provisions.

19.1  Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2  Forfeiture Events.

(a)  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b)  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

19.3  Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4  Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a

Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5  Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

19.6  Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

19.7  Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8  Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.9  Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10  Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11  No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12  Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

19.13  Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

APPENDIX B
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
FOR NAME CHANGE

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
PROTEIN DESIGN LABS, INC.

Protein Design Labs, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.	Article FIRST of the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) is hereby amended and restated in its entirety to read as follows:

“FIRST: The name of the Corporation is [***] (hereinafter sometimes referred to as the “Corporation”).”

2.	The foregoing amendment of the Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Sections 242 and 222 of the General Corporation Law of the State of Delaware.

3.	This amendment to the Corporation’s Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Protein Design Labs, Inc. has caused this Certificate of Amendment to be signed by Douglas O. Ebersole, Senior Vice President, Legal and Corporate Development, this day        of June, 2005.

PROTEIN DESIGN LABS, INC.

By:	Douglas O. Ebersole Senior Vice President, Legal and Corporate Development

B-1

PROTEIN DESIGN LABS, INC.
2002 OUTSIDE DIRECTORS STOCK OPTION PLAN
As Amended Through __________

     1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

         1.1   Establishment. The Protein Design Labs, Inc. 2002 Outside Directors Stock Option Plan (the "Plan") is hereby established effective as of the date of its approval by the stockholders of the Company, which date is June 20, 2002 (the "Effective Date").

         1.2   Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by motivating such persons to contribute to the goals of the Company.

         1.3   Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

     2.   DEFINITIONS AND CONSTRUCTION.

         2.1   Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a)   “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

               (b)   “Change in Control” means the occurrence of any of the following:

                      (i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors;

                      (ii)    the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation; or

                       (iii)    the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company).

               (c)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (d)    “Committee” means the committee of the Board, if any, duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (e)    “Company” means Protein Design Labs, Inc., a Delaware corporation, or any successor corporation thereto.

               (f)    “Director” means a member of the Board.

               (g)   “Disability” means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

               (h)   “Employee” means any person treated as an employee in the records of the Company or any Parent Corporation or Subsidiary Corporation.

               (i)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

               (j)   “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, subject to the following:

                      (i)    If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Board deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                      (ii)    If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

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               (k)    “Nonstatutory Stock Option” means an Option not intended to be an incentive stock option within the meaning of Section 422(b) of the Code.

               (l)    “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. All Options shall be Nonstatutory Stock Options.

               (m)    “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares of Stock acquired upon the exercise thereof.

               (n)    “Optionee” means a person who has been granted one or more Options.

               (o)    “Outside Director” means a Director who is not an Employee.

               (p)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

               (q)    “Predecessor Plan” means the Protein Design Labs, Inc. Outside Directors Stock Option Plan approved by the stockholders of the Company on October 20, 1992 and subsequently amended from time to time.

               (r)    “Predecessor Plan Option” means an option granted pursuant to the Predecessor Plan.

               (s)    “Predecessor Plan Termination Date” means the earlier of October 20, 2002 or the date on which the Predecessor Plan is terminated by the Board.

               (t)    “Prior Employee Option” means an outstanding Option previously granted by the Company to an individual who, at the time of such grant, was an Employee and who, subsequent to such grant, becomes an Outside Director.

               (u)    “Prior Option” means an outstanding Option, but in all cases excluding Prior Employee Options, previously granted by the Company to a Director in his or her capacity as such pursuant to any of the Company’s stock option plans, other than the Predecessor Plan.

               (v)    “Securities Act” means the Securities Act of 1933, as amended.

               (w)    “Service” means an Optionee’s service with the Company as a Director. An Optionee’s Service shall be deemed to have terminated if the Optionee ceases to be a Director, even if the Optionee continues or commences to render service to the Company or to a Parent Corporation or Subsidiary Corporation in a capacity other than as a Director. An Optionee’s Service with the Company shall not be deemed to have terminated if the Optionee

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takes any bona fide leave of absence approved by the Company. Notwithstanding the foregoing, unless otherwise required by law, the Company may provide that an approved leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee’s Option Agreement. Subject to the foregoing, the Company, in its discretion, shall determine whether an Optionee’s Service has terminated and the effective date of such termination.

               (x)   “Stock”means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

               (y) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

         2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

     3.   ADMINISTRATION.

         3.1    Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

         3.2    Authority of Officer. The Chief Executive Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein.

     4.   SHARES SUBJECT TO PLAN.

         4.1    Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be the sum of (a) 240,000, (b) the number of shares that remain available for grant pursuant to the Predecessor Plan on the Predecessor Plan Termination Date and (c) the number of unissued shares subject to each Predecessor Plan Option outstanding on the Predecessor Plan Termination Date which for any reason expires or is terminated or canceled. Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if unvested shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such unvested repurchased shares of Stock shall again be available for issuance under the Plan.

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         4.2    Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the grant of Options pursuant to Section 6.1, to the rates of vesting pursuant to Section 6.3 and to any outstanding Options, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final and binding.

     5.   ELIGIBILITY.

         Options may be granted only to those persons who, at the time of grant, are serving as Outside Directors.

     6.   TERMS AND CONDITIONS OF OPTIONS.

         Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

         6.1    Automatic Grant. Subject to the execution by an Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

               (a)    Initial Option. Each person who first becomes an Outside Director on or after the Effective Date (whether upon initial election or appointment to the Board (including following a break in service as a Director) or upon ceasing to be an Employee while remaining or simultaneously becoming a Director) shall be granted on the date such person first becomes an Outside Director an Option (an “Initial Option”) to purchase (1) twelve thousand (12,000) shares of Stock if such date occurs prior to June 8, 2005 or (2) fifteen thousand (15,000) shares of Stock if such date occurs on or after June 8, 2005, except as follows:

                      (i)   An Outside Director who holds Prior Employee Option(s) that will continue to vest on the basis of such individual’s Service as an Outside Director shall be granted an Initial Option only upon the date that such Prior Employee Option(s) cease to vest.

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                      (ii)    Each person who was an Outside Director prior to the Effective Date, and who does not have a break in Service as an Outside Director subsequent to the Effective Date, shall not be granted an Initial Option.

               (b)    Annual Option. Each Outside Director shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an “Annual Meeting”) immediately following which such person remains an Outside Director an Option (an “Annual Option”) to purchase (1) twelve thousand (12,000) shares of Stock if the date of such Annual Meeting occurs prior to June 8, 2005 or (2) fifteen thousand (15,000) shares of Stock if the date of such Annual Meeting occurs on or after June 8, 2005; provided, however, that no Annual Option shall be granted to an Outside Director granted an Initial Option on the same Annual Meeting date, and subject to the following:

                      (i)   An Outside Director who holds Prior Employee Option(s) that continue to vest on the basis of such individual’s Service as an Outside Director shall be granted his or her first Annual Option on the date of the Annual Meeting immediately following the grant to such individual of an Initial Option, as described in Section 6.1(a)(i). The number of shares subject to such Annual Option shall be determined in accordance with Section 6.1(b)(ii).

                      (ii)    An Annual Option granted to an Outside Director who was granted an Initial Option prior to the date of the current Annual Meeting and subsequent to the date of the preceding Annual Meeting shall be reduced by a number of shares equal to (A) the number of months (rounded to the nearest whole number) determined by dividing the number of days between the date of the preceding Annual Meeting and the date of grant of an Initial Option to such Outside Director by thirty (30) multiplied by (B) one thousand (1,000) for Annual Meetings occurring prior to June 8, 2005 or one thousand two hundred fifty (1,250) for Annual Meetings occurring on or after June 8, 2005.

                      (iii)    The first Annual Option granted to an Outside Director who holds Predecessor Plan Option(s) or Prior Option(s) shall be granted on the date of the Annual Meeting immediately preceding the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, are scheduled to cease vesting. Such Annual Option shall be reduced by a number of shares equal to (A) the number of months (rounded to the nearest whole number) determined by dividing the number of days between the date of grant of such Annual Option and the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, are scheduled to cease vesting by thirty (30) multiplied by (B) one thousand (1,000) for Annual Meetings occurring prior to June 8, 2005 or one thousand two hundred fifty (1,250) for Annual Meetings occurring on or after June 8, 2005. Notwithstanding anything herein to the contrary, if the number of shares subject to such Annual Option would be reduced to zero (0) pursuant to the preceding sentence, then the first Annual Option shall be granted to such Outside Director at the Annual Meeting immediately following the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, cease to vest, and the number of shares of Stock subject to such Annual Option shall be (A) twelve thousand (12,000) for Annual Meetings occurring prior to June 8, 2005 or (B) fifteen thousand (15,000) for Annual Meetings occurring on or after June 8, 2005.

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               (c)    Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

         6.2    Exercise Price. The exercise price for each Option shall be the Fair Market Value of a share of Stock on the date of grant of an Option.

         6.3    Exercisability and Term of Options. Except as otherwise provided in the Plan or in the Option Agreement evidencing an Option and provided that the Optionee’s Service has not terminated prior to the relevant date, the Options shall vest and become exercisable as follows:

               (a)    Each Initial Option and each Annual Option (other than an Annual Option described in Section 6.1(b)(i), (ii) or (iii)) shall vest and become exercisable at the Applicable Share Rate (as defined below) for each full month of the Optionee’s continuous Service from the date of grant until the Option is fully vested.

               (b)    Each Annual Option described in Section 6.1(b)(i) or (ii) shall vest and become exercisable at the Applicable Share Rate (as defined below) for each full month of the Optionee’s continuous Service from the date on which the Optionee’s Initial Option vests in full until such Annual Option is fully vested.

               (c)    Each Annual Option described in Section 6.1(b)(iii) shall vest and become exercisable at the Applicable Share Rate (as defined below) for each full month of the Optionee’s continuous Service from the date on which the Optionee’s Predecessor Plan Option(s) or Prior Option(s), as applicable, cease to vest until such Annual Option is fully vested.

For purposes of this Section 6.3, the “Applicable Share Rate” shall be (A) one thousand (1,000) shares in the case of an Initial Option or Annual Option granted prior to June 8, 2005 and (B) one thousand two hundred fifty (1, 250) in the case of an Initial Option or Annual Option granted on or after June 8, 2005. Unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing an Option, each Option shall terminate and cease to be exercisable ten (10) years after the date of grant of the Option.

         6.4    Payment of Exercise Price.

               (a)   Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a

7

sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), or (iv) by any combination thereof.

               (b)   Limitations on Forms of Consideration.

                      (i)   Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any applicable law, regulation or agreement restricting the redemption of the shares of Stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                      (ii)   Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

         6.5   Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option or the shares of Stock acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, by cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option or the shares of Stock acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Company’s tax withholding obligations have been satisfied by the Optionee.

         6.6   Effect of Termination of Service.

               (a)   Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee’s termination of Service as follows:

                      (i)   Disability. If the Optionee’s Service with the Company is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration

8

of twelve (12) months after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

                      (ii)   Death. If the Optionee’s Service with the Company is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, provided that such period shall be extended by the number of days between the date on which the Optionee’s Service terminated and the date on which the executor, personal representative or administrator of the Optionee’s estate determines the person who acquired the right to exercise the Option by reason of the Optionee’s death. Notwithstanding the foregoing, in no event shall the option be exercisable following the Option Expiration Date. The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of Service.

                      (iii)   Other Termination of Service. If the Optionee’s Service with the Company terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

               (b)   Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until ninety (90) days after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

               (c)   Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option could subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the thirtieth (30th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the two hundred tenth (210th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

     7.   STANDARD FORMS OF OPTION AGREEMENT.

         7.1   Outside Director Stock Option Agreement. Each Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

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         7.2   Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

     8.   CHANGE IN CONTROL.

         In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to a Change in Control described in Section 2.1(b)(i) is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

     9.   TRANSFERABILITY OF OPTIONS.

         During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, an Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

     10. COMPLIANCE WITH SECURITIES LAW.

         The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in

10

effect with respect to the shares of Stock issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     11. TERMINATION OR AMENDMENT OF PLAN.

         The Board may terminate or amend the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no material change in the class of persons eligible to receive Options. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

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34801 CAMPUS DRIVE
FREMONT, CA 94555

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Protein Design Labs, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Protein Design Labs, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PDLAB1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROTEIN DESIGN LABS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

A vote FOR all directors and matters submitted is recommended by the Board of Directors:			For All ☐	Withhold For All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

1.	ELECTION OF DIRECTORS listed below: Nominees:
	01) Jon S. Saxe, Esq.	02) L. Patrick Gage, Ph.D.

Vote on Proposals						For	Against	Abstain

2.	To approve the 2005 Equity Incentive Plan.					☐	☐	☐

3.	To amend the 2002 Outside Directors Stock Option Plan.					☐	☐	☐

4.	To amend the Certificate of Incorporation to change the name of the Company to _________________.					☐	☐	☐

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.					☐	☐	☐

6.

To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

						☐	☐	☐

EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND MAIL THE PROXY IN THE RETURN ENVELOPE SO THAT THE STOCK WILL BE REPRESENTED AT THE MEETING.

Please sign exactly as names appear above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

     PROXY

PROTEIN DESIGN LABS, INC.
Proxy for Annual Meeting of Stockholders, June 8, 2005
Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Mark McDade and Douglas O. Ebersole, and each of them, as proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Protein Design Labs, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at the W New York – Union Square Hotel, 201 Park Avenue South, New York, NY 10003, on Wednesday, June 8, 2005 at 10 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement dated May ___, 2005, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

     The shares represented hereby shall be voted as specified, and if no specification is made, such shares shall be voted FOR the proposals listed on the reverse side.

     The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote in respect to all other matters which may properly come before the meeting or any continuation or adjournment thereof.

The undersigned hereby acknowledges receipt of (a) the Notice of Annual Meeting, (b) accompanying Proxy Statement and (c) an Annual Report of the Company for the fiscal year ended December 31, 2004, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy, and by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE